UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

PULMATRIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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99 Hayden Avenue

Suite 390

Lexington, Massachusetts 02421

(781) 357-2333

April [●], 2018

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pulmatrix, Inc. to be held at 12:00 p.m., Eastern Time, on [●], [●], 2018, at our headquarters located at 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about [●], 2018, rather than a paper copy of the Proxy Statement, the proxy card and our 2017 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2017. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

Robert W. Clarke, Ph.D.

Chief Executive Officer and President

PULMATRIX, INC.

99 Hayden Avenue

Suite 390

Lexington, Massachusetts 02421

(781) 357-2333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held [●], 2018

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Pulmatrix, Inc., a Delaware corporation, will be held on [●], 2018, at 12:00 p.m. Eastern Time, at our headquarters located at 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of three directors to serve as Class I directors on our Board of Directors to serve until our 2021 Annual Meeting of Stockholders or until successors have been duly elected and qualified.

(2)	A proposal to amend the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan to (i) increase the total number of shares of common stock authorized for issuance under such plan from 5,096,675 to 12,500,000 shares and (ii) modify such plan’s “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under such plan will automatically increase by 5% of the number of outstanding shares of common stock on such date.

(3)	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares.

(4)	A proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2019, to amend the Amended and Restated Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-4 to 1-for-10, such ratio to be determined by the board of directors and included in a public announcement.

(5)	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to effect, if and only if Proposal 3 and Proposal 4 are both approved and implemented, a reduction in the total number of authorized shares of our common stock from 200,000,000 to 100,000,000.

(6)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the 2018 fiscal year.

(7)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1-6.

The Board of Directors has fixed the close of business on [•], 2018, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to and during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

Robert W. Clarke, Ph.D.

Chief Executive Officer and President

[●], 2018

PULMATRIX, INC.

99 Hayden Avenue

Suite 390

Lexington, Massachusetts 02421

(781) 357-2333

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held [●], 2018

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “Pulmatrix” refer to Pulmatrix, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Pulmatrix, Inc. to be voted at the 2018 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on [●], 2018, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated [●], 2018 and are expected to be first sent or given to stockholders on or about [●], 2018.

The executive offices of the Company are located at, and the mailing address of the Company is, 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON [●], 2018:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our Annual Report available to stockholders electronically via the Internet at the following website: http://ir.pulmatrix.com.

On or about [●], 2018, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about [●], 2018, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about [●], 2018, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	election of three directors to serve as Class I directors on our Board to serve until our 2021 Annual Meeting of Stockholders or until successors have been duly elected and qualified (“Proposal 1”);

(2)	A proposal to amend the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan (the “Incentive Plan”) to (i) increase the total number of shares of common stock authorized for issuance under such plan from 5,096,675 to 12,500,000 shares and (ii) modify such plan’s “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under such plan will automatically increase by 5% of the number of outstanding shares of common stock on such date (“Proposal 2”).

(3)	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares (“Proposal 3”).

(4)	A proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2019, to amend the Amended and Restated Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-4 to 1-for-10, such ratio to be determined by the board of directors and included in a public announcement (“Proposal 4”).

(5)	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to effect, if and only if Proposal 3 and Proposal 4 are both approved and implemented, a reduction in the total number of authorized shares of our common stock from 200,000,000 to 100,000,000 (“Proposal 5”)

(6)	the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the 2018 fiscal year (“Proposal 6”); and

(7)	such other business as may arise that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Also, immediately following the vote on these matters, management will report on the Company’s performance during the last fiscal year and respond to questions from stockholders.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this Proxy Statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on [●], 2018 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, [●] shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Annual Meeting. Our Amended and Restated Certificate of Incorporation prohibits cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the Chairman of the meeting may adjourn the meeting from time to time to another place, if any, date or time.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with VStock Transfer, LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Each of Proposal 3, Proposal 4, Proposal 5 and Proposal 6 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 or Proposal 2.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

•	Via Internet: as prompted by the menu found at www.proxypush.com/PULM, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 5:00 p.m., Eastern Time, on [●], 2018.

•	Via telephone: call 1-866-243-5096 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 5:00 p.m., Eastern Time, on [●], 2018.

•	Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Robert W. Clarke, Ph.D. and William E. Duke, Jr. to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Mediant Communications, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.

Proposals 2-6:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” Proposals 1 through 6.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” Proposals 1 through 6.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to Proposal 1 and Proposal 2, but will be able to vote those shares with respect to Proposals 3 through 6. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•	Giving written notice of revocation to the Company addressed to William E. Duke, Jr., Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on [●], 2018.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the three director nominees who receive the most votes will be elected. Approval of Proposal 3, Proposal 4 and Proposal 5 will require the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on such proposals at the Annual Meeting. Assuming the presence of a quorum, approval of Proposal 2 and Proposal 6 will require the affirmative vote of a majority of the votes cast for or against the proposal.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Annual Meeting, either in person or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

An abstention or failure to instruct your broker how to vote with respect to Proposal 1 will not be counted as an affirmative or negative vote in the election of directors and will have no effect on the outcome of the vote with respect to Proposal 1. An abstention or broker non-vote with respect to Proposal 2 and Proposal 6 will likewise not be counted as an affirmative or negative vote against the proposal and will have no effect on the outcome of the vote on such proposals. With respect to Proposal 3, Proposal 4, and Proposal 5, however, abstentions and broker non-votes will have the same effect as a vote against such proposals because such proposals require an affirmative vote by a majority of the shares outstanding and entitled to vote. Failure to instruct your broker how to vote with respect to Proposal 1 or Proposal 2 will have no effect on the outcome of the vote because broker non-votes are not considered shares entitled to vote. However, if you do not give your broker specific instructions on how to vote your shares with respect to Proposals 3 through 6, your broker may vote your shares at its discretion.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Access, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, William E. Duke, Jr., at 781-357-2333.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board is currently composed of seven individuals divided into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year.

The current term of office for each Class I director expires at this Annual Meeting. The class and current term of each director is as follows.

Class and Term Expiration	Directors
Class I (2018)	Steven Gillis, Ph.D. Terrance G. McGuire Amit. D. Munshi

Class II (2019)	Matthew L. Sherman, M.D. Robert W. Clarke, Ph.D.

Class III (2020)	Mark Iwicki Michael J. Higgins

At our annual meeting, our stockholders will consider and vote upon the re-election of Steven Gillis, Terrance G. McGuire and Amit D. Munshi (collectively, the “Company Nominees”) to serve as Class I directors. If re-elected, these nominees will serve for a three year term that will expire at our 2021 annual meeting of stockholders. Our board of directors believes that all of our current directors, including the three nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The three Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of common stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The biographies for the Class I nominees (for terms that would expire in 2021) are as follows:

Steven Gillis, Ph.D. Dr. Gillis has been a director of our Company since his appointment effective June 15, 2015. Dr. Gillis was previously a director of Pulmatrix Operating Company Inc., previously known as “Pulmatrix Inc.” (“Pulmatrix Operating”) from October 2009 until June 15, 2015, the date of the merger of Ruthigen Merger Corp., a wholly owned subsidiary of the Company (“Ruthigen Merger Corp.”) with and into Pulmatrix Operating, with Pulmatrix Operating continuing after the merger as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). Since 2005, Dr. Gillis has been a Managing Director at ARCH Venture Fund, a venture capital firm. From 1994 to 2005, Dr. Gillis served as Chief Executive Officer and chairman of the board of directors of Corixa Corporation, which he co-founded in October 1994. Previously, Dr. Gillis served as a director, head of research and development, chief scientific officer and acting chief executive officer of Immunex Corporation, which he co-founded. As a former director and chairman of Trubion Pharmaceuticals, Inc., Dr. Gillis led its acquisition by Emergent BioSolutions in the fall of 2010. Dr. Gillis currently serves as a director of Shire plc, Accelerator Corporation, Homology Medicines, Inc. and serves as director and chairman of VentiRX Pharmaceuticals, Inc., Theraclone Sciences, Inc., Lycera Corp., Faraday Pharmaceuticals, Inc., Oncofactor Corp and VBI Vaccines , Inc. Dr. Gillis received his B.A. in Biology and English from Williams College and his Ph.D. in Biological Science from Dartmouth College. We believe that Dr. Gillis’s experience in the venture capital industry, particularly with biotechnology and pharmaceutical companies, qualifies him to serve as a member of the Board.

Terrance G. McGuire. Mr. McGuire has been a director of our Company since his appointment effective June 15, 2015. Mr. McGuire was previously a director of Pulmatrix Operating from May 2006 until the date of the Merger. Mr. McGuire co-founded Polaris in 1996 and is currently one of their General Partners. Prior to starting Polaris, Mr. McGuire spent seven (7) years at Burr, Egan, Deleage & Co., investing in early stage medical and information technology companies. He currently serves on the board of directors of two other public companies: Acceleron Pharma Inc. and Ironwood Pharmaceuticals Inc. Mr. McGuire also serves on the boards of several private companies, including Adimab, Alector, Quantum Designs, Inc., Arsenal Medical/480 Biomedical, Iora Health and MicroCHIPS. Mr. McGuire has formerly served on the board of directors of Editas, Life Line Screening, NextCode, Trevena and Saga, among others. Mr. McGuire is the former chairman of the National Venture Capital Association, chairman of the board of the Thayer School of Engineering at Dartmouth College, and a member of the boards of The David H. Koch Institute for Integrative Cancer Research at the Massachusetts Institute of Technology and The Arthur Rock Center for Entrepreneurship at Harvard Business School. Mr. McGuire earned a B.S. in physics and economics from Hobart College, an M.S. in engineering from The Thayer School at Dartmouth College, and an M.B.A. from Harvard Business School. We believe that Mr. McGuire’s extensive experience as a venture capitalist focused on the biotechnology industry, as well as Mr. McGuire’s many years of experience helping companies evolve from the start-up phase to successful public companies, qualifies him to serve as a member of the Board.

Amit D. Munshi. Mr. Munshi was appointed to serve as a director of Pulmatrix in June 2017. He is currently the President and Chief Executive Officer of Arena Pharmaceuticals, Inc. Previously, Mr. Munshi served as President and Chief Executive Officer and a director of Epirus Biopharmaceuticals, Inc. from May 2012 to May 2016. Prior to Epirus, Mr. Munshi served as Chief Executive Officer of Percivia LLC, a biotechnology company, from 2011 to 2012, was a co-founder and served as Chief Business Officer of Kythera Biopharmaceuticals, Inc., from 2005 to 2010, and held multiple leadership positions at Amgen Inc. from 1997 to 2005, including General Manager, Nephrology Europe. Mr. Munshi has more than 25 years of global biopharmaceutical industry experience in executive management, business development, product development and portfolio management. Mr. Munshi holds a B.S. in Economics and a B.A. in History from the University of California, Riverside, and an M.B.A. from the Peter F. Drucker Graduate School of Management at Claremont Graduate University. Mr. Munshi currently serves on the board of Cytrellis Biosystems, Inc. and we believe is qualified to serve as a member of the Board.

The biographies of the directors currently serving as Class II directors (for terms expiring in 2019) are as follows:

Robert W. Clarke, Ph.D. Dr. Clarke has served as our chief executive officer and director since June 15, 2015, and he has been the chief executive officer and director of Pulmatrix Operating since July 2012. Dr. Clarke joined Pulmatrix Operating in April 2004 as its first Ph.D. scientist and served as Chief Scientific Officer from May 2011 to September 2012, where he oversaw the research and development efforts focused on the iCALM and iSPERSE technologies. Prior to joining our Company, Mr. Clarke served as an Associate Director of Life Sciences at Alkermes, Inc. focusing on the development of inhaled therapeutic products based on the Advanced Inhalation Research (AIR) technology. Dr. Clarke holds a B.Sc. in Biomedical Engineering from Boston University and received his Ph.D. in Physiology from Johns Hopkins University. Dr. Clarke also completed post-doctoral training in Respiratory Biology at Brigham and Women’s Hospital and Harvard University. As a result of Dr. Clarke’s more than twenty (20) years of experience in the healthcare industry and his focus on pulmonary drug delivery and the role of inhaled particles in respiratory biology and medicine, including co-authorship of over eighty (80) chapters, papers, and abstracts, we believe that Dr. Clarke is qualified to serve as a member of the Board.

Matthew L. Sherman, M.D. Dr. Sherman became a director of our Company in September 2016. Dr. Sherman has served as the Chief Medical Officer of Acceleron Pharma Inc. since May 2006 and as the Executive Vice President Acceleron Pharma Inc. since March 2015. Prior to joining Acceleron, he served as Senior Vice President and Chief Medical Officer at Synta Pharmaceuticals where he was responsible for clinical research, clinical operations, biostatistics, data management, regulatory affairs, quality assurance and program management. Prior to that, Dr. Sherman worked at Genetics Institute and Wyeth Pharmaceuticals in various capacities including Therapeutic Area Director for Oncology. While at Wyeth Pharmaceuticals, Dr. Sherman provided senior oncology and hematology leadership for worldwide clinical development for both small molecule and biologic therapeutics, including the submission and approval of Mylotarg® by the U.S. Food and Drug Administration. Dr. Sherman has published numerous papers and book chapters in the field of oncology and clinical development and is named as an inventor of several patents. Dr. Sherman is board certified in medical oncology and internal medicine and held various clinical positions at Harvard Medical School with corresponding hospital appointments at the Dana-Farber Cancer Institute and Brigham and Women’s Hospital. Dr. Sherman received an S.B. in chemistry from the Massachusetts Institute of Technology and an M.D. from Dartmouth Medical School. We believe that Dr. Sherman brings to the Board his medical background and extensive experience as a biopharmaceutical industry leader in clinical research and development.

The biographies of the directors currently serving as Class III directors (for terms expiring in 2020) are as follows:

Mark Iwicki. Mr. Iwicki has served as chairman of the Board and as a director of our Company since his appointment in December 2015. Mr. Iwicki currently serves as chairman of the board of directors and chief executive officer of Kala Pharmaceuticals. Prior to joining Kala, he was president and chief executive officer of Civitas Therapeutics, Inc., which was acquired by Acorda Therapeutics, Inc. in October 2014. Prior to joining Civitas, he served as president and chief executive officer at Blend Therapeutics, Inc., or Blend, from December 2012 to January 2014. Prior to Blend, Mr. Iwicki was president and chief executive officer of Sunovion Pharmaceuticals Inc. (formerly Sepracor Inc.), or Sunovion. Mr. Iwicki was at Sepracor/Sunovion from October 2007 to June 2012. Prior to joining Sepracor Inc., Mr. Iwicki was at Novartis Pharmaceuticals Corporation from March 1998 to October 2007, where he was vice president and business unit head. Before that, he held management positions at Astra Merck Inc. and Merck & Co., Inc. In addition to serving on our Board, Mr. Iwicki is currently a director at Kala Pharmaceuticals, Merus, Aimmune Therapeutics, Nimbus Therapeutics, Taris Biomedical and Oxeia Biopharmaceuticals. He previously served on the boards of Civitas, Sunovion and Blend, all privately held companies. Mr. Iwicki holds a B.S. in Business Administration from Ball State University and an M.B.A. from Loyola University. We believe that Mr. Iwicki’s more than twenty-five (25) years of experience as a biopharmaceutical industry leader, managing all stages of drug development and commercialization in multiple therapeutic areas, qualifies him to serve as our chairman of the Board.

Michael J. Higgins. Mr. Higgins has been a director of our Company since his appointment effective June 15, 2015. Mr. Higgins was previously a director of Pulmatrix Operating , from March 2015 until the date of the Merger. Mr. Higgins is currently an Entrepreneur-in-residence at Polaris Partners and is a board member at Genocea Biosciences, Voyager Therapeutics, Kindex Pharmaceuticals, Madauder Therapeutics, Sea Pharmaceuticals and Private Equity Access Fund, II. Mr. Higgins served as senior vice president, chief operating officer and chief financial officer of Ironwood Pharmaceuticals Inc. and led its finance, operations and strategy efforts from 2003 to 2014 and through its initial public offering and the launch of its first commercial product. Prior to 2003, Mr. Higgins spent seven (7) years and held a variety of senior business positions at Genzyme Corporation, including vice president of corporate finance and vice president of business development. Prior to joining Genzyme Corporation, Mr. Higgins led Procept, Inc. from founding through its initial public offering. Mr. Higgins earned a B.S. from Cornell University and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. We believe that as a result of Mr. Higgins’ extensive experience, he is qualified to serve as a member of the Board.

Required Vote and Board Recommendation

If a quorum is present and voting, the three Company Nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for the two Company Nominees, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote “FOR” each Company Nominee.

CORPORATE GOVERNANCE

Pulmatrix, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Corporate Conduct and Ethics and Whistleblower Policy

We have adopted a Code of Corporate Conduct and Ethics and Whistleblower Policy that applies to all of our associates, as well as each of our directors and certain persons performing services for us. The Code of Corporate Conduct and Ethics and Whistleblower Policy addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Corporate Conduct and Ethics and Whistleblower Policy, employee misconduct, improper conflicts of interest or other violations. Our Code of Corporate Conduct and Ethics and Whistleblower Policy is available on our website at www.pulmatrix.com in the “Corporate Governance” section found under the “Investors” tab. We intend to disclose any amendments to, or waivers from, our Code of Corporate Conduct and Ethics and Whistleblower Policy at the same website address provided above.

Board Composition

Our Amended and Restated Certificate of Incorporation and our Restated Bylaws (“Bylaws”) provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our

Board. The size of our Board will not exceed seven (7) directors as stated in our current Amended and Restated Certificate of Incorporation. Subject to any rights applicable to any then outstanding shares of preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Our Board is classified into three classes, with the term of office of one class expiring each year. The term of Class I directors expires at this Annual Meeting, the term of Class II directors expires at the Company’s annual meeting of stockholders to be held in 2019, and the term of office of Class III directors expires at the Company’s annual meeting of stockholders to be held in 2020. Stockholders vote to elect directors of the class with a term then expiring each year at our annual meeting.

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

We are currently listed on the NASDAQ Global Market and therefore rely on the definition of independence set forth in the NASDAQ Listing Rules (“NASDAQ Rules”). Under the NASDAQ Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, we have determined that Dr. Gillis, Mr. Iwicki, Mr. Higgins, Mr. McGuire, Mr. Munshi and Dr. Sherman have, and our former director Dr. Rocklage prior to his resignation had, no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the NASDAQ Listing Rules.

Three of our directors are employed by venture capital investors that beneficially own the substantial amounts our Company’s common stock through a series of private placements, rounds of venture capital financing and a recapitalization since its formation, including: (i) Polaris Venture Partners V, L.P., Polaris Venture Partners Founders’ Fund V, L.P., Polaris Venture Partners Special Founders’ Fund V, L.P., Polaris Venture Partners Entrepreneurs’ Fund V, L.P., Polaris Venture Partners IV, L.P., Polaris Venture Partners Entrepreneurs’ Fund IV, L.P. (collectively, “Polaris”) and (ii) ARCH Venture Fund VII, L.P. (“ARCH Venture Fund”). In making the independence determinations, the Board considered that Mr. Higgins is currently an Entrepreneur-in-Residence at Polaris, Mr. McGuire co-founded Polaris in 1996 and is currently one of its General Partners and Dr. Gillis has served as a Managing Director at ARCH Venture Partners since 2005. As of April 6, 2018, Polaris beneficially owned 13.25% of our common stock and ARCH Venture Partners beneficially owned 9.99% of our common stock.

Our former director, Dr. Rocklage has served as a Managing Partner of 5AM Ventures LLC and 5AM Co-Investors LLC (collectively, “5AM Ventures”) since 2004. During 2017, 5AM Ventures beneficially owned in excess of 4.9% of our common stock, but not more than 9.9% of our outstanding common stock.

Board Committees, Meetings and Attendance

During 2017, the Board held five meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders. During 2017, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.pulmatrix.com in the “Corporate Governance” section under “Investors.”

As of April 6, 2018, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert W. Clarke, Ph.D.
Steven Gillis, Ph.D.		Chairman
Michael J. Higgins	Chairman		Member
Mark Iwicki*		Member	Member
Terrance G. McGuire	Member		Chairman
Amit D. Munshi	Member
Matthew L. Sherman, M.D.		Member

*	Chairman of the Board of Directors

Audit Committee

Our Audit Committee is responsible for, among other matters:

•	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

•	reviewing the proposed scope and results of the audit;

•	reviewing and pre-approving audit and non-audit fees and services;

•	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

•	reviewing and approving transactions between us and our directors, officers and affiliates;

•	recognizing and preventing prohibited non-audit services;

•	establishing procedures for complaints received by us regarding accounting matters;

•	overseeing internal audit functions, if any; and

•	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee is composed of Michael J. Higgins (chairman), Terrance G. McGuire and Amit D. Munshi. Our Board has determined that Mr. Higgins, Mr. McGuire and Mr. Munshi are independent in accordance with NASDAQ Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Michael J. Higgins qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. The Audit Committee met four times during 2017.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

•	reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administering our stock incentive plans; and

•	preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee is composed of Steven Gillis (chairman), Mark Iwicki and Matthew L. Sherman. Our Board has determined that Dr. Gillis, Mr. Iwicki and Dr. Sherman are independent in accordance with NASDAQ Rules. The Compensation Committee has the authority to delegate to subcommittees of the Compensation Committee any of the responsibilities of the full committee. The Compensation Committee met two times during 2017.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

•	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;

•	reviewing each director and nominee annually;

•	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;

•	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

•	overseeing the process of succession planning for the chief executive officer and, as warranted, other senior officers of the Company;

•	developing, adopting and overseeing the implementation of a code of business conduct and ethics; and

•	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Terrance G. McGuire (chairman), Michael Higgins and Mark Iwicki. The Nominating and Corporate Governance Committee met two times during 2017.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2017.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and diversity of our Board;

•	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

•	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and principal executive officer are filled by two separate individuals. Mr. Iwicki currently serves as our Chairman of the Board, and Dr. Clarke currently serves as our principal executive officer. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, Pulmatrix, Inc., 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a member of our Board during 2017. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Director Compensation Table

2017

Name	Fees earned or paid in cash ($) (1)	Stock awards ($)	Option awards ($)		All other compensation ($)	Total ($)
Steven Gillis, Ph.D	45,773	—	7,881	(2)	—	53,654
Michael J. Higgins	50,000	—	7,881	(3)	—	57,881
Mark Iwicki	68,000	—	7,881	(4)	—	75,881
Terrance G. McGuire	47,000	—	7,881	(5)	—	54,881
Amit D. Munshi(6)	20,330		14,028	(7)		34,358
Scott M. Rocklage, Ph.D.(8)	6,989	—	—		—	6,989
Matthew L. Sherman, M.D.	33,000	—	7,881	(9)	—	40,881

(1)	Amounts of the fees for directors who were elected (or who resigned) in 2017 reflect their partial year of service.
(2)	As of December 31, 2017, Dr. Gillis had outstanding options representing the right to purchase 32,018 shares of our common stock.
(3)	As of December 31, 2017, Mr. Higgins had outstanding options representing the right to purchase 50,836 shares of our common stock
(4)	As of December 31, 2017, Mr. Iwicki had outstanding options representing the right to purchase 77,881 shares of our common stock.
(5)	As of December 31, 2017, Mr. McGuire had outstanding options representing the right to purchase 32,018 shares of our common stock.
(6)	Mr. Munshi was elected to the Board effective June 13, 2017.
(7)	As of December 31, 2017, Mr. Munshi had outstanding options representing the right to purchase 8,800 shares of our common stock.
(8)	Dr. Rocklage resigned from the Board, effective March 13, 2017. As of December 31, 2017, Dr. Rocklage had no outstanding options.
(9)	As of December 31, 2017, Dr. Sherman had outstanding options representing the right to purchase 13,200 shares of our common stock.

We have entered into a director’s agreement with each of our non-employee directors. In 2017, under these agreements, non-employee directors were paid cash compensation payable in four quarterly payments as set forth in the table below.

Annual Retainer
Board of Directors:
All Non-Employee Members	$30,000
Chairperson	$60,000
Audit Committee:
Members	$7,000
Chairperson	$15,000
Compensation Committee:
Members	$3,000
Chairperson	$7,000
Nominating and Corporate Governance Committee:
Members	$5,000
Chairperson	$10,000

The agreements also provide that such directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with the attendance of board meetings.

During 2017, we issued stock options to non-employee members of our Board with an exercise price equal to the fair market value of our common stock on the date of grant. Each of Messrs. Higgins, Iwicki, McGuire and Drs. Gillis and Sherman received an option to purchase 4,400 shares of the Company’s common stock at an exercise price of $2.78 per share, which was the closing price on March 20, 2017, the grant date. Mr. Munshi received an option to purchase 8,800 shares of the Company’s common stock at an exercise price of $2.39 per share, which was the closing price on the June 13, 2017, the grant date.

For all stock options issued to non-employee members of our Board in 2015, 2.08333% of the options vest in equal installments on a monthly basis. For the grants made on March 20, 2017 and June 13, 2017, the options vest as to 25% of the underlying shares on the first anniversary of the date of grant, and the options vest as to the remaining shares in 36 equal monthly installments thereafter.

We did not pay any compensation or award any stock options to Dr. Clarke for his service as a director.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of April 6, 2018 by (i) each person known to us to beneficially own five percent (5%) or more of our common stock, (ii) each director and Named Executive Officer (as defined below) and (iii) all of our directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them and have an address of c/o Pulmatrix Inc., 99 Hayden Avenue, Suite 390, Lexington, MA 02421, unless otherwise noted. Percentage of ownership is based on 40,240,160 shares of common stock issued and outstanding as of April 6, 2018.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of April 6, 2018 by that stockholder are deemed outstanding.

Name	Number of Shares Beneficially Owned(1)(2)		Percentage of Shares Outstanding(1)
Directors and Officers
Robert W. Clarke, Ph.D.	975,166		2.37%
William E. Duke, Jr.	281,034		*
Steven Gillis, Ph.D.	4,104,893	(3)	10.3%
David L. Hava, Ph.D.	379,747		*
Michael J. Higgins	33,857		*
Mark Iwicki	45,677		*
Terrance G. McGuire	5,200,370	(4)	12.92%
Amit D. Munshi	—		—
Teofilo Raad	89,509		*
James M. Roach, M.D.	—		—
Matthew L. Sherman, M.D.	4,949		*
All directors and executive officers as a group of eleven persons	11,115,202	(3)(4)	26.03%

Five Percent (5%) Stockholders
Polaris	5,180,234	(5)	12.87%
ARCH Venture Fund	4,084,757	(6)	9.99%

*	Less than 1%.
(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 promulgated under the Exchange Act, and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock issuable upon the exercise of stock options that will become exercisable within sixty (60) days of April 6, 2018.
(2)	Includes the number of shares of common stock underlying stock options set forth opposite the person’s name in the following table, which shares are deemed to be beneficially owned for purposes hereof as a result of the ownership of stock options.

Stock Options
Robert W. Clarke, Ph.D.	951,974
William E. Duke, Jr.	281,034
Steven Gillis, Ph.D.	20,136
David L. Hava, Ph.D.	372,621
Michael J. Higgins	33,857
Mark Iwicki	45,677
Terrance G. McGuire	20,136
Amit D. Munshi	—
Teofilo Raad	89,509
James M. Roach, M.D.	—
Matthew L. Sherman	4,949
All directors and officers as a group	1,819,893

(3)

Includes the following shares which are also reported on this table as being beneficially owned by ARCH Venture Fund: (i) 3,436,456 shares of Pulmatrix common stock and (ii) 648,301 shares of Pulmatrix common stock issuable upon the exercise of warrants within 60 days of April 6, 2018. Does not include

(i) 1,651,699 shares issuable upon the exercise of warrants, which shares were excluded because such warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock and (ii) 797,506 shares issuable upon the exercise of warrants, which shares were excluded because the holder has contractually agreed not to exercise such warrant until the Company has amended its certificate of incorporation to increase its authorized shares. The sole general partner of ARCH Venture Fund is ARCH Venture Partners VII, L.P. (“ARCH Partners VII”). The sole general partner of ARCH Partners VII is ARCH Venture Partners VII, LLC (“ARCH VII LLC”). Each of the Managing Directors of ARCH VII LLC, Robert T. Nelsen, Keith Crandell and Clinton Bybee, may be deemed to have voting and dispositive power over the shares and may be deemed to beneficially own shares held by ARCH Venture Fund. Dr. Gillis owns an interest in ARCH Venture Fund but does not have voting or investment control over the shares held by ARCH Venture Fund. Each of Robert T. Nelsen, Keith Crandell, Clinton Bybee and Dr. Gillis disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein, and this disclosure shall not be deemed an admission that Robert T. Nelsen, Keith Crandell, Clinton Bybee or Dr. Gillis are the beneficial owners of such securities for purposes of Section 13(d) of the Exchange Act or any other purpose.
(4)	Includes 5,180,234 shares of Pulmatrix common stock which are also reported on this table as being beneficially owned by Polaris. Does not include (i) 2,300,000 shares issuable upon the exercise of warrants, which shares were excluded because such warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock and (ii) 1,169,626 shares issuable upon the exercise of warrants, which shares were excluded because the holder has contractually agreed not to exercise such warrant until the Company has amended its certificate of incorporation to increase its authorized shares. Mr. McGuire is a General Partner of Polaris and may be deemed to directly or indirectly control Polaris. Accordingly, Mr. McGuire may be deemed to beneficially own the securities held by Polaris. Mr. McGuire disclaims beneficial ownership of these securities and this disclosure shall not be deemed an admission that Mr. McGuire is the beneficial owner of such securities for purposes of Section 13(d) of the Exchange Act or any other purpose.
(5)	The business address of Polaris is 1 Marina Park Dr., Boston, Massachusetts, 02210.
(6)	The business address of ARCH Venture Fund is 8725 W. Higgins Rd., Suite 290, Chicago, Illinois 60631.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of copies of such reports furnished to us and written representations that no other reports were required, each of our directors, officers and ten percent stockholders complied with all Section 16(a) filing requirements applicable to them for the fiscal year ended December 31, 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Transactions with related persons are governed by our Code of Corporate Conduct and Ethics and Whistleblower Policy, which applies to all of our associates, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Corporate Conduct and Ethics and Whistleblower Policy.

Certain Relationships

Three of our directors are employed by venture capital investors that own our Company’s common stock through a series of private placements, rounds of venture capital financing and a recapitalization since its formation, Polaris and ARCH Venture Fund. Terrance G. McGuire is a General Partner of and owns an interest in Polaris Venture Management Co. IV, L.L.C., which is the sole general partner of Polaris Venture Partners IV, L.P., and Polaris Venture Partners Entrepreneurs’ Fund IV, L.P, and Polaris Venture Management Co. V, L.L.C., which is the sole general partner of Polaris Venture Partners V, L.P., Polaris Venture Partners Founders’ Fund V, L.P., Polaris Venture Partners Special Founders’ Fund V, L.P. and Polaris Venture Partners Entrepreneurs’ Fund V, L.P. In addition, Michael J. Higgins is an Entrepreneur-in-Residence at Polaris. As of April 6, 2018, Polaris beneficially owns approximately 13.3% of our Company’s outstanding common stock. Dr. Steven Gillis is a Managing Director of and owns an interest in ARCH Venture Fund, a venture capital firm. As of April 6, 2018, ARCH Venture Fund beneficially owns approximately 8.8% of our Company’s outstanding common stock.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of April 6, 2018:

Name	Age	Position with the Company
Robert W. Clarke, Ph.D	49	Chief Executive Officer and Director
William E. Duke, Jr.	45	Chief Financial Officer
David L. Hava, Ph.D	43	Chief Scientific Officer
Teofilo Raad	48	Chief Business Officer
James M. Roach, M.D.	58	Chief Medical Officer

Robert W. Clarke, Ph.D. Please see biography of Dr. Clarke on page 7 of this Proxy Statement.

William E. Duke, Jr. Mr. Duke has served as our chief financial officer since June 2015. Prior to joining our company, Mr. Duke served as the chief financial officer of Valeritas, a medical technology company, from January 2014 until June 2015 and from July 2011 until January 2014, he served as Valeritas’s Vice President and Corporate Controller. At Valeritas, Mr. Duke led the controller relationship, financial planning and analysis, investor relations and information technology functions. Prior to joining Valeritas, Mr. Duke was Senior Director, Finance for Genzyme Corporation, a biopharmaceutical company, from January 2010 to July 2011, where he had oversight responsibility for external reporting to the Securities and Exchange Commission, internal management reporting and worldwide financial consolidation. Prior to Genzyme, he was the Director of Finance and Accounting of Haemonetics Corporation, a medical device company, from May 2008 to January 2010 and held various senior financial roles with consulting services and emerging growth organizations. Mr. Duke holds a B.S. in Accounting from Stonehill College and a M.B.A. with a concentration in Finance from Bentley University and is a Certified Public Accountant.

David L. Hava, Ph.D. Dr. Hava has served as our chief scientific officer since the Merger and served as the chief scientific officer of Pulmatrix Operating from July 2012 until the Merger. Dr. Hava leads the research and development of the iSPERSE dry powder delivery platform and directs and manages the Company’s therapeutic strategy to identify and prioritize iSPERSE-based therapeutic candidates. Dr. Hava joined our company in 2006 as one of our first senior scientists and has been involved in the early stage research and development programs that identified and characterized several of the key aspects of our technology. Dr. Hava received his Ph.D. in Molecular Biology and Microbiology at Tufts University and completed post-doctoral training in immunology and host-pathogen interactions at Harvard Medical School. Dr. Hava has co-authored over twenty (20) papers and abstracts focused on pulmonary infectious disease, immunology and chronic lung diseases.

Teofilo Raad. Mr. Raad has served as our chief business officer since May 2017 and leads our commercial and business development efforts. He has 20 years of commercial health care and life science leadership experience and most recently served as Chief Commercial Officer at Option Care, where he helped separate the specialty home infusion business unit from Walgreens to create the nation’s largest independent home infusion provider. Prior to that, he was a business unit head at Sunovion with overall responsibility for CNS and respiratory products, including assets in asthma and COPD. During his time at Sunovion, Mr. Raad led multiple products through clinical development to commercialization and implemented new strategic alliances in the US and Japan. Earlier in his career he also gained direct launch experience with Sporanox, Janssen’s oral itraconazole product to treat fungal infections, and brings that experience to the Pulmatrix PUR1900 program. Mr. Raad holds a BS in Business Administration from University of Colorado at Boulder and an MBA from Thunderbird Global School of Global Management.

James M. Roach, M.D., FACP, FCCP. Dr. Roach has served as our chief medical officer since November 2017. For the year prior to joining Pulmatrix, Jim was the Chief Medical Officer at Veristat, Inc (a Contract Research Organization), and also served as the Senior Vice President, Development and Chief Medical Officer at Momenta Pharmaceuticals, Inc. from 2008-2016, where he was responsible for preclinical and clinical development and medical and regulatory affairs. Dr. Roach was the Senior Vice President, Medical Affairs at Sepracor, Inc, where he led the Medical Affairs group from 2002 to 2008. Dr. Roach has also held senior clinical research and/or medical affairs positions at Millennium Pharmaceuticals, Inc., LeukoSite, Inc., Medical and Technical Research Associates, Inc. (a contract research organization), and Astra USA. Dr. Roach held an academic appointment at Harvard Medical School for close to 25 years and has been an Associate Physician at Brigham and Women’s Hospital (BWH) and member of the BWH Pulmonary and Critical Care Medicine Division since 1993. He received his B.A. in Biology and Philosophy from the College of the Holy Cross and his M.D. from Georgetown University School of Medicine. Dr. Roach completed his residency in Internal Medicine and fellowships in Pulmonary Disease and Critical Care Medicine at Walter Reed Army Medical Center in Washington, D.C., and served in the US Army Medical Corps for ten years. Dr. Roach is board certified in Internal Medicine and Pulmonary Disease, and is a Fellow of the American College of Physicians (ACP) and the American College of Chest Physicians (ACCP).

The following table sets forth the names and positions of our Named Executive Officers for the year ended December 31, 2017.

Name	Position
Robert W. Clarke, Ph.D.	President, Chief Executive Officer, Director
Teofilo Raad	Chief Business Officer
James M. Roach, M.D.	Chief Medical Officer

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to the Named Executive Officers for the fiscal year ended December 31, 2017 and the fiscal year ended December 31, 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)
Robert W. Clarke, Ph.D.	2017	407,862	164,969		305,011			5,776	(2)	883,618
(Chief Executive Officer)	2016	396,920	159,390	—	566,517			5,684	(3)	1,128,511

Teofilo Raad(4)	2017	215,769	79,877		594,572			4,663	(5)	894,881
(Chief Business Officer)	2016	—	—	—	—	—	—	—		—

James M. Roach, M.D.(6)	2017	51,269	172,000		377,754			1,069	(7)	602,092
(Chief Medical Officer)	2016	—	—	—	—	—	—	—		—

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of the stock awards and option awards granted during the respective fiscal year computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. The assumptions made in the valuation of the share-based payments are contained in Note 11 to our consolidated financial statements for the fiscal year ended December 31, 2017 in our Annual Report on Form 10-K for the year ended December 31, 2017.
(2)	Represents Company 401(k) plan contributions of $5,300 and payment made by the Company for life, AD&D and LTD premiums in the amount of $476.
(3)	Represents Company 401(k) plan contributions of $5,300 and payment made by the Company for life, AD&D and LTD premiums in the amount of $384.
(4)	Began to serve on May 1, 2017.
(5)	Represents Company 401(k) plan contributions of $4,315 and payment made by the Company for life, AD&D and LTD premiums in the amount of $348.
(6)	Began to serve on November 1, 2017.
(7)	Represents Company 401(k) plan contributions of $1,025 and payment made by the Company for life, AD&D and LTD premiums in the amount of $44.

Narrative Disclosure to Summary Compensation Table

Executive Employment Agreements

We have entered into executive employment agreements with each of our Named Executive Officers. The executive employment agreements provide for “at will” employment and set forth the terms and conditions of employment, including annual base salary, discretionary bonus opportunities, benefits and eligibility to participate in our employee benefit plans and programs. As a condition of their employment, our Named Executive Officers were each required to execute our standard proprietary information, inventions and non-competition agreement. The material terms of these executive employment agreements are summarized below.

Retirement Plans

As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee pre-tax contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 100 percent of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees.

Employee Benefits and Perquisites

Dr. Clarke, Mr. Raad and Dr. Roach are eligible to participate in our health and welfare plans, including: medical and dental benefits, short-term and long-term disability insurance, and life insurance.

No Tax Gross-Ups

We do not make gross-up payments to cover our executives’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Dr. Clarke

In June 2015, we entered into an employment agreement with Dr. Clarke to serve as our president and chief executive officer. Dr. Clarke’s employment with us is “at-will,” and the agreement does not include a specified term. Both Dr. Clarke’s salary and bonus are subject to review and adjustment by the Board or an appropriate committee thereof. The actual bonus amount is based on both the Company and individual performance during the year.

Termination Benefits

If Dr. Clarke’s employment is terminated (i) by the Company without cause or (ii) by Dr. Clarke for good reason, then the Company must pay Dr. Clarke, in addition to any then-accrued and unpaid obligations owed to him, (x) twelve (12) months of his then-current base salary, (y) fifty percent (50%) of a pro rata portion of the bonus for the year in which the termination occurs, based on year-to-date performance as determined by the Company’s Board, or a committee thereof, and (z) up to twelve (12) months of COBRA health insurance premiums at the Company’s then-normal rate of contribution. In addition, all unvested equity awards held by Dr. Clarke that would have vested during the twenty-four (24) months following the termination date will immediately vest and become exercisable. If Dr. Clarke’s employment is terminated (i) by the Company without cause or (ii) by Dr. Clarke for good reason, within twelve (12) months following a change in control, then Dr. Clarke shall be entitled to receive, in addition to any then-accrued and unpaid obligations owed to him, (x) a lump sum payment equal to twelve (12) months of his then-current base salary and a pro rata portion of the target bonus for the year in which the termination occurs, and (y) up to twelve (12) months of COBRA health insurance premiums at the Company’s then-normal rate of contribution. In addition, in that case, all unvested equity awards will immediately vest and become exercisable. Receipt of Dr. Clarke’s severance and other termination benefits is subject to his execution of a release of claims and his compliance with the restrictive covenants contained in his agreements with the Company.

Under Dr. Clarke’s employment agreement, “good reason” is defined as (i) relocation of Dr. Clarke’s principal business location to a location more than fifty (50) miles from his then-current business location; (ii) a material diminution in Dr. Clarke’s duties, authority or responsibilities; or (iii) a material reduction in Dr. Clarke’s base salary; provided that (A) Dr. Clarke provides the Company with written notice that he intends to terminate his employment for good reason within thirty (30) days of such circumstance occurring, (B) if such circumstance is capable of being cured, the Company has failed to cure such circumstance within a period of thirty (30) days from the date of such written notice, and (C) Dr. Clarke terminates his employment within sixty five (65) days from the date that good reason first occurs.

Mr. Raad

In May 2017, we entered into an employment agreement with Mr. Raad to serve as our chief business officer. Mr. Raad’s employment with us is “at-will,” and the agreement does not include a specified term. Both Mr. Raad’s salary and bonus are subject to review and adjustment by the Board or an appropriate committee thereof. The actual bonus amount is based on both the Company and individual performance during the year.

Termination Benefits

If Mr. Raad’s employment is terminated (i) by the Company without cause or (ii) by Mr. Raad for good reason, then the Company must pay Mr. Raad, in addition to any then-accrued and unpaid obligations owed to him, (x) nine (9) months of his then-current base salary, (y) seventy-five percent (75%) of a pro rata portion of the bonus for the year in which the termination occurs, based on year-to-date performance as determined by the Company’s Board, or a committee thereof, and (z) up to nine (9) months of COBRA health insurance premiums at the Company’s then-normal rate of contribution. In addition, all unvested equity awards held by Mr. Raad that would have vested during the nine (9) months following the termination date will immediately vest and become exercisable. If Mr. Raad’s employment is terminated (i) by the Company without cause or (ii) by Mr. Raad for good reason, within twelve (12) months following a change in control, then Mr. Raad shall be entitled to receive, in addition to any then-accrued and unpaid obligations owed to him, (x) a lump sum payment equal to twelve (12) months of his then-current base salary and a pro rata portion of the target bonus for the year in which the termination occurs, and (y) up to twelve (12) months of COBRA health insurance premiums at the Company’s then-normal rate of contribution. In addition, in that case, all unvested equity awards will immediately vest and become exercisable. Receipt of Mr. Raad’s severance and other termination benefits is subject to his execution of a release of claims and his compliance with the restrictive covenants contained in his agreements with the Company.

Under Mr. Raad’s employment agreement, “good reason” is defined as (i) relocation of Mr. Raad’s principal business location to a location more than fifty (50) miles from his then-current business location; (ii) a material diminution in Mr. Raad’s duties, authority or responsibilities; or (iii) a material reduction in Mr. Raad’s base salary; provided that (A) Mr. Raad provides the Company with written notice that he intends to terminate his employment for good reason within thirty (30) days of such circumstance occurring, (B) if such circumstance is capable of being cured, the Company has failed to cure such circumstance within a period of thirty (30) days from the date of such written notice, and (C) Mr. Raad terminates his employment within sixty five (65) days from the date that good reason first occurs.

Dr. Roach

In November 2017, we entered into an employment agreement with Dr. Roach to serve as our chief scientific officer. Dr. Roach’s employment with us is “at-will,” and the agreement does not include a specified term. According to the terms of Dr. Roach’s employment agreement, a portion of the earned bonus in 2017 would be guaranteed and as such, $143,333 was paid to Dr. Roach in March 2018. Both Dr. Roach’s salary and the non-guaranteed portion of the bonus are subject to review and adjustment by the Board or an appropriate committee thereof. The actual bonus amount is based on both the Company and individual performance during the year.

Termination Benefits

If Dr. Roach’s employment is terminated (i) by the Company without cause or (ii) by Dr. Roach for good reason, then the Company must pay Dr. Roach, in addition to any then-accrued and unpaid obligations owed to him, (x) nine (9) months of his then-current base salary, (y) seventy-five percent (75%) of a pro rata portion of the bonus for the year in which the termination occurs, based on year-to-date performance as determined by the Board, or a committee thereof, and (z) up to nine (9) months of COBRA health insurance premiums at the Company’s then-normal rate of contribution. In addition, all unvested equity awards held by Dr. Roach that would have vested during the nine (9) months following the termination date will immediately vest and become exercisable. If Dr. Roach’s employment is terminated (i) by the Company without cause or (ii) by Dr. Roach for good reason, within twelve (12) months following a change in control, then Dr. Roach shall be entitled to receive, in addition to any then-accrued and unpaid obligations owed to him, (x) a lump sum payment equal to twelve (12) months of his then-current base salary and a pro rata portion of the target bonus for the year in which the termination occurs, and (y) up to twelve (12) months of COBRA health insurance premiums at the Company’s then-normal rate of contribution. In addition, in that case, all unvested equity awards will immediately vest and become exercisable. Receipt of Dr. Roach’s severance and other termination benefits is subject to his execution of a release of claims and his compliance with the restrictive covenants contained in his agreements with the Company.

Under Dr. Roach’s employment agreement, “good reason” is defined as (i) relocation of Dr. Roach’s principal business location to a location more than fifty (50) miles from his then-current business location; (ii) a material diminution in Dr. Roach’s duties, authority or responsibilities; or (iii) a material reduction in Dr. Roach’s base salary; provided that (A) Dr. Roach provides the Company with written notice that he intends to terminate his employment for good reason within thirty (30) days of such circumstance occurring, (B) if such circumstance is capable of being cured, the Company has failed to cure such circumstance within a period of thirty (30) days from the date of such written notice, and (C) Dr. Roach terminates his employment within ninety (90) days from the date that good reason first occurs.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of our Named Executive Officers and which remain outstanding as of December 31, 2017:

Outstanding Equity Awards at Fiscal Year End Table

2017

Option Awards

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Robert W. Clarke, Ph.D.	2,665	(1)	—	—	2.21	02/10/2020
	2,413	(1)	—	—	2.21	05/24/2020
	11,855	(1)	—	—	2.21	06/15/2021
	23,710	(1)	—	—	2.03	06/08/2022
	171,009	(1)	—	—	2.03	09/18/2022
	65,625	(1)	—	—	1.88	10/11/2023
	356,918	(2)	50,989	—	11.80	06/16/2025
	38,798	(2)	5,543	—	11.00	06/24/2025
	145,748	(3)	172,252	—	2.80	02/03/2026
	—	(3)	159,000	—	2.78	03/20/2027
Teofilo Raad	—	(3)	330,500	—	2.70	05/01/2027
James M. Roach, M.D.	—	(3)	360,000	—	1.57	10/27/2027

(1)	Fully vested.
(2)	Each of these options vests over a three (3) year period, with twenty-five percent (25%) vesting on the grant date and 2.083% vesting each month thereafter for the next thirty-six (36) months.
(3)	Each of these options vests over a four (4) year period, with twenty-five percent (25%) vesting on the first anniversary of the date of grant and 2.083% vesting each month thereafter for the next thirty-six (36) months.

Old Pulmatrix Equity Plans

At the effective time of the merger with Pulmatrix Operating, we assumed Pulmatrix Operating’s 2013 Employee, Director and Consultant Equity Incentive Plan (the “Original 2013 Plan”) and Pulmatrix Operating’s

2003 Employee, Director, and Consultant Stock Plan (the “2003 Plan”) and terminated the Original 2013 Plan as to future awards. The 2003 Plan expired on August 1, 2013; however, awards previously granted and outstanding prior to that date continue to remain in full force and effect according to their respective terms. A total of 95,591 and 403,680 shares of our common stock may be delivered under options outstanding as of December 31, 2017 under the Original 2013 Plan and the 2003 Plan, respectively, however, no additional awards may be granted under the Original 2013 Plan or the 2003 Plan. The 2003 Plan and Original 2013 Plan are collectively referred to as the “Old Pulmatrix Equity Plans.”

In connection with the merger with Pulmatrix Operating, all outstanding stock options of Pulmatrix Operating converted into stock options to purchase our common stock, subject to an exchange ratio of 0.148187124066461 shares of our common stock per share of Pulmatrix Operating common stock. The conversion of the Pulmatrix Operating stock options for stock options to purchase our common stock was treated as a modification of the awards. The modification of the stock options did not result in any incremental compensation expense as the modification did not increase the fair value of the stock options.

2003 Plan and Original 2013 Plan

On August 1, 2003, Pulmatrix Operating adopted the 2003 Plan, which provided for awards of stock options and shares of Pulmatrix Operating common stock to certain employees, directors, and consultants who were selected for participation by the 2003 Plan’s administrator. The 2003 Plan expired on August 1, 2013; however, awards previously granted and outstanding prior to that date continued to remain in full force and effect according to their respective terms. As of April 6, 2018, 403,680 shares of our common stock may be issued pursuant to outstanding stock options under the 2003 Plan and no additional awards may be granted under the 2003 Plan.

On August 26, 2013, Pulmatrix Operating adopted the Original 2013 Plan, which provides for awards of stock options, stock grants, and other stock-based awards to certain employees, directors, and consultants who were selected for participation by the Original 2013 Plan’s administrator. Immediately prior to the adoption of the Incentive Plan, we terminated the Original 2013 Plan as to future awards. As of April 11, 2018, 95,202 shares of our common stock may be issued pursuant to outstanding stock options under the Original 2013 Plan and no additional awards may be granted under the Original 2013 Plan.

The Old Pulmatrix Equity Plans are administered by our compensation committee, which has been delegated to act on the Board’s behalf. The administrator has discretion to, among other things, interpret the Old Pulmatrix Equity Plans and make all rules and determinations necessary to administer the Old Pulmatrix Equity Plans, select those persons eligible to receive awards under the Old Pulmatrix Equity Plans, determine the number of shares of our stock subject to, and the terms and conditions of, awards under the Old Pulmatrix Equity Plans, amend outstanding awards and adopt any sub-plans applicable to residents of a specified jurisdiction in order to comply with or take advantage of such jurisdiction’s tax or other applicable laws.

Stock options granted under the Old Pulmatrix Equity Plans could either be “incentive stock options” within the meaning of Section 422 of the Code or “nonqualified stock options.” Incentive stock options may not have an exercise price per share of less than 100% (110% in the case of a participant who owns more than 10% of the combined voting power of Pulmatrix or an affiliate (a “10% Stockholder”)) of the fair market value of a share of our stock on the date of grant or a term longer than ten years (five years in the case of a 10% Stockholder). The exercise price per share of a nonqualified stock option granted under the Original 2013 Plan may not be less than 100% of the fair market value of a share of our stock on the date of grant, unless the option complies with Section 409A of the Code or is granted to a consultant to whom Section 409A of the Code does not apply. A stock grant awarded under the Old Pulmatrix Equity Plans will state the purchase price per share, if any, and may include the right for us to restrict or reacquire the shares covered by the award, subject to the terms and conditions of the applicable award agreement. Other stock-based awards permitted under the Original 2013 Plan include securities convertible into our stock, stock appreciation rights, phantom stock awards and stock units, and are intended to be exempt from or comply with Section 409A of the Code.

Participants in the Old Pulmatrix Equity Plans do not have any voting or other rights as a stockholder of Pulmatrix until the exercise of the award, payment of the aggregate exercise or purchase price, if any, and registration of the acquired shares in the participant’s name. Except as otherwise permitted by the administrator, awards granted under the Old Pulmatrix Equity Plans are transferable only by will or through the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant (or his or her legal representative).

Except as otherwise provided in an award agreement, if a participant’s employment with us or an affiliate is terminated for any reason, all unvested stock options granted under the Old Pulmatrix Equity Plans will expire and be forfeited and all stock grants and stock-based awards granted under the Old Pulmatrix Equity Plans that have not been accepted by the participant, and the purchase price, if any, not paid, shall terminate. If the participant’s employment with us or an affiliate is terminated for any reason other than by us for cause or due to the participant’s death or total and permanent disability, then vested stock options granted under the Old Pulmatrix Equity Plans remain exercisable for the duration of the term specified in the award agreement, which cannot exceed three months in the case of an incentive stock option, and all stock grants under the Old Pulmatrix Equity Plans that remain subject to forfeiture or our repurchase rights shall be cancelled or repurchased, as applicable. If the termination of employment is due to the participant’s death or total and permanent disability (or the participant dies or becomes disabled within three months of the participant’s termination of employment other than for cause), then outstanding, vested stock options granted under the Old Pulmatrix Equity Plans may be exercised for up to one year following the participant’s termination date and the forfeiture provisions of, or our repurchase rights in, outstanding stock grants under the Old Pulmatrix Equity Plans shall lapse, provided that, to the extent such forfeiture provisions or repurchase rights otherwise lapse over time, such provisions or rights shall lapse only as to the pro rata number of shares of stock subject to such provisions or rights, based on the number of days in the relevant time period prior to the date of death or total and permanent disability. If a participant’s employment with us or an affiliate is terminated for cause, or a participant subsequently commits an act constituting cause, then all outstanding, unexercised stock options granted under the Old Pulmatrix Equity Plans will be immediately forfeited and any shares of stock subject to any stock grant under the Old Pulmatrix Equity Plans, whether or not then subject to forfeiture or right of repurchase, shall be immediately subject to repurchase by us, with the repurchase price determined as provided in the 2003 Plan or the Original 2013 Plan, as applicable.

Pursuant to the Old Pulmatrix Equity Plans, all unexercised stock options and any stock grants or stock-based awards that have not been accepted by the participant, to the extent required by the applicable award agreement, will terminate immediately prior to our dissolution or liquidation. Unless otherwise determined by the administrator or specifically provided in the applicable award agreement, all outstanding stock-based awards shall immediately terminate upon our dissolution or liquidation.

In the event of a “Corporate Transaction” (as defined in the Old Pulmatrix Equity Plans), all outstanding stock options shall be (i) substituted, on an equitable basis, for stock options in the successor or acquiring entity, (ii) terminated, if not exercised by the participant upon receiving advance written notice that such options, to the extent exercisable or made exercisable at the discretion of the administrator, must be exercised by a specific date or (iii) terminated in exchange for payment of an amount equal to the consideration payable upon consummation of the Corporate Transaction for the number of shares covered by the stock options then exercisable or made exercisable at the discretion of the administrator, less the stock options’ aggregate exercise price. In the event of a Corporate Transaction, all outstanding stock grants shall either be (x) substituted for stock grants, with the same terms and conditions, but in securities of the successor or acquiring entity or (y) terminated in exchange for a payment of an amount equal to the consideration payable upon consummation of the Corporate Transaction for the number of shares covered by the stock grant that are no longer subject to any forfeiture or repurchase rights, whether by their terms or that were waived in the administrator’s discretion. In the event of a Corporate Transaction, the administrator or the Board of the successor or acquiring entity shall determine the specific adjustments to be made to any outstanding stock-based awards, which determination shall be conclusive.

The administrator or our stockholders may amend the Old Pulmatrix Equity Plans, provided that no such amendment shall adversely affect the rights of any participant without the participant’s consent.

Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under the Incentive Plan and Old Pulmatrix Equity Plans, the weighted-average exercise price of options issued under the Incentive Plan and Old Pulmatrix Equity Plans and the number of securities remaining available for future issuance under the Incentive Plan and Old Pulmatrix Equity Plans, in each case as of December 31, 2017:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(3)
Equity compensation plans approved by security holders(1)	3,725,634	$5.74	453,554
Equity compensation plans not approved by security holders(2)	—	—	—

Total	3,725,634	$5.74	453,554

(1)	Represents shares available for issuance under the Incentive Plan.
(2)	Excludes 499,271 shares of our common stock issuable upon outstanding options granted under equity compensation plans granted under the Original 2013 Plan and the 2003 plan. No additional awards may be issued under the Original 2013 Plan nor the 2003 Plan. As of December 31, 2017, there were 95,591 options with a weighted average exercise price of $1.88 per share outstanding pursuant to the Original 2013 Plan. As of December 31, 2017, there were 403,680 options with a weighted average exercise price of $2.10 per share outstanding pursuant to the 2003 Plan.
(3)	The number of authorized shares under the Incentive Plan is subject to annual increases based upon an “evergreen” provision, which allows for an annual increase in the number of shares of our common stock available for issuance under the plan on the first day of each fiscal year beginning in calendar year 2016. The annual increase in the number of shares shall be equal to the lowest of: (i) 903,600 shares of our common stock; (ii) five percent (5%) of the number of shares of our common stock outstanding as of such date; and (iii) an amount determined by our Board. Effective January 1, 2018, under the Incentive Plan’s “evergreen” provision, the number of shares of our common stock available for issuance was increased by 903,600 shares to a total of 5,096,675 shares.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Marcum LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, “Communication with Audit Committees,” including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Marcum LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Marcum LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Marcum LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in Pulmatrix’s Annual Report on Form 10-K for fiscal year 2017, for filing with the SEC.

AUDIT COMMITTEE

Michael J. Higgins, Chairman

Terrance G. McGuire

Amit D. Munshi

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Marcum LLP for professional services rendered in the years ended December 31, 2017 and 2016:

	2017	2016
Audit Fees	$155,778	$168,969
Audit-Related Fees	61,850	9,958
Tax Fees	—	—
All Other Fees	—	2,500

Total Fees	$217,628	$181,427

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by the Marcum LLP, other than the services reported in the categories above.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. On an annual basis, the Audit Committee pre-approves a list of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. In addition, the Audit Committee sets pre-approved fee levels for each of the listed services. Any type of service that is not included on the list of pre-approved services must be specifically approved by the Audit Committee or its designee. Any proposed service that is included on the list of pre-approved services but will cause the pre-approved fee level to be exceeded will also require specific pre-approval by the Audit Committee or its designee.

The Audit Committee has delegated pre-approval authority to the Audit Committee chairman and any pre-approved actions by the Audit Committee chairman as designee are reported to the Audit Committee for approval at its next scheduled meeting.

All of the services rendered by Marcum LLP in 2017 were pre-approved by the Audit Committee.

PROPOSAL 2: APPROVAL OF THE FIRST AMENDMENT TO THE PULMATRIX, INC. AMENDED AND RESTATED 2013 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

The Board is seeking the approval of the Company’s stockholders of the First Amendment to the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan, which was adopted by the Board of Directors on April 12, 2018, subject to stockholder approval (hereinafter called the “2018 Amendment”). The Incentive Plan was originally adopted by the Board of Directors on June 10, 2015, and was approved by the Company’s stockholders on June 12, 2015.

Under the Incentive Plan, the Company initially reserved a total of 2,713,261 shares of common stock of the Company for issuance pursuant to awards. The Incentive Plan includes an “evergreen” provision whereby the number of shares reserved for issuance under the Incentive Plan automatically increases on January 1st of each year, starting on January 1, 2016 and continuing through January 2, 2023, by the lesser of (i) 903,600 shares of common stock; (ii) 5% of the number of outstanding shares of common stock on such date; or (iii) an amount determined by the Board of Directors. In accordance with such evergreen provision, as of January 1, 2018, a total of 5,096,675 shares of common stock of the Company has been reserved for issuance pursuant to the Incentive Plan. The numbers contained in this Proposal reflect the adjustments made to the Incentive Plan to give effect to the Company’s 1-for-2.5 reverse stock split of its issued and outstanding common stock that occurred on June 15, 2015.

As described further below, the 2018 Amendment (i) increases the number of shares of common stock available for issuance pursuant to awards under the Incentive Plan; (ii) modifies the Incentive Plan’s evergreen provision to remove the cap on the number of shares that may be reserved for issuance, and specifies the number of shares that will be added to the Incentive Plan each year pursuant to the evergreen provision; and (iii) adds a cap on the maximum number of shares of common stock authorized under the Incentive Plan that may be issued as incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors believes that operation of the Incentive Plan is important in attracting and retaining the services of key employees, consultants, and directors in a competitive labor market, which is essential to the Company’s long-term growth and success. It is the judgment of the Board of Directors that the 2018 Amendment is in the best interest of the Company and its stockholders.

A copy of the 2018 Amendment and the Incentive Plan is included as Annex A and Annex B, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2018 Amendment and the Incentive Plan, each of which is qualified in its entirety by reference to the full text of the 2018 Amendment and the Incentive Plan, respectively.

Summary of the 2018 Amendment

The 2018 Amendment increases the number of shares of common stock available for issuance pursuant to awards under the Incentive Plan by 7,403,325 shares, for an aggregate maximum total of 12,500,000 shares available under the Incentive Plan (on a post-split basis). In addition, the 2018 Amendment modifies the Incentive Plan’s evergreen provision to remove the cap on the number of shares that may be reserved for issuance, and specifies the number of shares that will be added to the Incentive Plan. Specifically, the 2018 Amendment amends the evergreen provision to provide that on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under the Incentive Plan will automatically increase by 5% of the number of outstanding shares of common stock on such date.

Description of the Incentive Plan

Purpose. The purpose of the Incentive Plan is to provide an incentive for certain key employees, consultants, and directors of the Company and its affiliates to remain in the service of the Company or its affiliates, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and its affiliates, and to aid the Company in attracting able persons to enter the service of the Company and its affiliates. The Incentive Plan authorizes the issuance of stock grants (including “restricted stock”), stock options (including “incentive stock options” and “non-qualified stock options”), and grants of equity awards or other equity-based awards (including “restricted stock units” and “stock appreciation rights”).

Effective Date and Expiration. The Incentive Plan was adopted by the Board of Directors on June 10, 2015 and approved by the Company’s stockholders on June 12, 2015. The Incentive Plan will terminate on June 10, 2025. The Incentive Plan may be terminated at an earlier date by vote of the stockholders of the Company or the Board of Directors; provided, however, that any such earlier termination shall not affect any awards issued prior to the effective date of such termination. No award may be made under the Incentive Plan after its termination date, but awards made prior thereto may extend beyond that date.

Share Authorization. Subject to certain adjustments, as of January 1, 2018, the total number of shares of the Company’s common stock that have been reserved and may be issued pursuant to awards under the Incentive Plan is 5,096,675 shares. If the 2018 Amendment is approved by stockholders, then (i) the number of shares reserved for issuance under the Incentive Plan will be increased by 7,403,325 shares, for an aggregate maximum total of 12,500,000 shares available under the Incentive Plan (on a post-split basis); and (ii) on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under the Incentive Plan will automatically increase by 5% of the number of outstanding shares of common stock on such date. If the 2018 Amendment is not approved by stockholders, on January 1st of each year, the number of shares reserved for issuance under the Incentive Plan will continue to automatically increase by the lesser of (x) 903,600 shares of common stock; (y) 5% of the number of outstanding shares of common stock on such date; or (z) an amount determined by the Board of Directors. Shares to be issued may be made available from authorized but unissued shares of common stock, shares of common stock held by the Company in its treasury, or shares of common stock purchased by the Company on the open market or otherwise. During the term of the Incentive Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the Incentive Plan.

Administration. The administrator of the Incentive Plan (the “Administrator”) will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a committee of the Board of Directors, which members shall be non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Board of Directors has designated the Compensation Committee of the Board of Directors as the Administrator. The Administrator will administer the Incentive Plan and may take appropriate actions with respect to the administration of the Incentive Plan, including, without limitation, determining the persons to whom awards are to be made, determining the type, size and terms of awards, amending any term or condition of any outstanding awards, interpreting the Incentive Plan, establishing and revising rules and regulations relating to the Incentive Plan and making any other determinations that it believes necessary for the administration of the Incentive Plan.

Eligibility. Employees (including any employee who is also a director or an officer), consultants, and directors of the Company or its affiliates whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the Incentive Plan. The Administrator shall, in its sole discretion, select the employees, consultants, and directors who will participate in the Incentive Plan. As of April 11, 2018, the Company (including its affiliates) had approximately 25 employees and 6 directors who would be eligible for awards under the Incentive Plan.

Financial Effect of Awards. The Company will receive no monetary consideration for the issuance of stock grant awards under the Incentive Plan, unless otherwise provided when granting such awards. The Company will receive no monetary consideration other than the exercise price for shares of common stock issued to participants upon the exercise of their stock options and the Company will receive no monetary consideration upon the exercise of stock appreciation rights.

Stock Options. The Administrator may grant either incentive stock options qualifying under Section 422 of the Code or non-qualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive incentive stock options. Stock options may not be granted with an exercise price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price shall be at least 110% of the fair market value of a common share on the date of grant. The Administrator will determine the terms of each stock option at the time of grant. The maximum term of each option, the times at which each option will be exercisable, the vesting terms, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Administrator, except that the Administrator may not grant stock options with a term exceeding 10 years. If the 2018 Amendment is approved by stockholders, then the maximum number of shares under the Incentive Plan that may be issued as incentive stock option is 12,500,000.

A stock option (or any part or installment thereof) may be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate purchase price for the shares of common stock as to which such option is being exercised, and upon compliance with any other condition(s) set forth in the applicable option agreement. Such written notice shall be signed by the person exercising the stock option (which signature may be provided electronically), shall state the number of shares of common stock with respect to which the stock option is being exercised and shall contain any representation required by the Incentive Plan or the option agreement. Payment of the exercise price for the shares of common stock as to which such option is being exercised shall be made (a) in United States dollars in cash or by check; (b) at the discretion of the Administrator, through delivery of shares of common stock held for at least six months (if required to avoid negative accounting treatment) having a fair market value equal as of the date of the exercise to the aggregate cash exercise price for the number of shares of common stock as to which the option is being exercised; (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the option, a number of shares having a fair market value equal as of the date of exercise to the aggregate exercise price for the number of shares of common stock as to which the Option is being exercised; (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm and approved by the Administrator; (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above; or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an incentive stock option as is permitted by Section 422 of the Code.

Stock Appreciation Rights. The Administrator is authorized to grant stock appreciation rights (“SARs”). A SAR is the right to receive an amount equal to the excess of the fair market value of a common share on the date of exercise over the exercise price. The exercise price may be equal to or greater than the fair market value of a share of common stock on the date of grant. A SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The Administrator will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which the value will be delivered to participants (whether made in shares, in cash or in a combination of both). The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Administrator, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Stock Grants. The Administrator is authorized to issue stock grant awards. Stock grants may consist of shares of restricted stock that are subject to substantial risk of forfeiture and that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of by the participant, and that may be forfeited in the event of certain terminations of employment or service prior to the end of the restriction period specified by the Administrator. The Administrator determines the eligible participants to whom, and the time or times at which, grants of stock will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of Performance Goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

Restricted Stock Units. The Administrator is authorized to grant restricted stock units. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator. The Administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock units will be made, the number of units to be granted, the price to be paid, if any, the time or times within which the units covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of Performance Goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions. The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the Administrator.

Other Stock-Based Awards. The Administrator may grant other forms of awards payable in cash or shares of common stock if the Administrator determines that such other form of award is consistent with the purpose and restrictions of the Incentive Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Performance Awards. The Administrator may grant performance awards that are earned or payable at the end of a specified performance period, upon achieving pre-established Performance Goals (as discussed below) by the end of the performance period. The Administrator will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. With respect to a performance award, if the Administrator determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Administrator deems satisfactory, the Administrator may modify the performance measures or objectives and/or the performance period.

“Performance Goals” means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Administrator. The Performance Goals may include a threshold, target and maximum level of performance. The Administrator shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any affiliate or the financial statements of the Company or any affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

Vesting of Awards. Except as otherwise provided below, the Administrator, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan.

Forfeiture of Awards; Termination of Service. The Administrator may impose on any award, such additional terms and conditions as the Administrator determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Administrator will specify in an award agreement the circumstances under which awards may be forfeited in the event of a termination of service by a participant. If the Administrator does not specify the treatment of an award in the event of a termination of service in the award agreement, such award will be subject to forfeiture and/or termination in accordance with the default provisions governing such award as set forth in Sections 14 through 22 of the Incentive Plan.

Assignment. Awards granted to a participant shall not be transferable by the participant other than (i) by will or by the laws of descent and distribution or (ii) as otherwise approved by the Administrator and set forth in the applicable award agreement, provided that no award may be transferred by a participant for value. The designation of a beneficiary of an award by a participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a prohibited transfer. Except as provided above, an award shall only be exercisable or may only be accepted, during the participant’s lifetime, by such participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any award or of any rights granted thereunder contrary to the provisions of the Incentive Plan, or the levy of any attachment or similar process upon any award or of any rights granted thereunder, shall be null and void.

Adjustments. In the event that any dividend or other distribution, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, exchange of shares or other securities of the Company, sale of substantially all of the assets of the Company, or other similar corporate transaction, the Administrator or the Board of Directors, shall have the authority to make equitable adjustments to outstanding awards to preserve the fair value of such awards, in accordance with the terms of the Incentive Plan. Any adjustments made in accordance with the Incentive Plan shall be conclusive and binding.

Amendment of the Incentive Plan or Awards. The Incentive Plan may be amended by the stockholders of the Company. The Incentive Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding awards granted under the Incentive Plan or awards to be granted under the Incentive Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), or to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding award granted, or awards to be granted, under the Incentive Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires stockholder approval shall be subject to obtaining such stockholder approval. Any modification or amendment of the Incentive Plan shall not, without the consent of a participant, adversely affect his or her rights under an award previously granted to him or her. With the consent of the participant affected, the Administrator may amend outstanding award agreements in a manner which may be adverse to the participant but which is not inconsistent with the Incentive Plan.

No Repricing of Stock Options. Subject to the “Adjustments” discussed above, the Administrator may not without stockholder approval reduce the exercise price of a stock option or cancel any outstanding stock option in exchange for a replacement option having a lower exercise price, any other award or for cash. In addition, the Administrator may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the shares of common stock are listed, including any other action that is treated as a repricing under generally accepted accounting principles.

Clawback. Notwithstanding anything to the contrary contained in the Incentive Plan, the Company may recover from a participant any compensation received from any award (whether or not settled) or cause a participant to forfeit any award (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares of common stock with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as non-qualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were non-qualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares of common stock acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive stock option was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares of common stock acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Non-qualified Stock Options. A participant generally will not recognize income at the time a non-qualified stock option is granted. When a participant exercises a non-qualified stock option, the difference between the exercise price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for shares acquired under a non-qualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares of common stock acquired by exercise of a non-qualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares of Common Stock. If a participant pays the exercise price of a non-qualified stock option with previously-owned shares of common stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares of common stock to pay the exercise price of a non-qualified stock option constitutes a disqualifying disposition of shares of common stock previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares of common stock previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Stock Grants; Restricted Stock. A participant who receives stock grants or restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares of common stock granted at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Stock-Based Awards. In the case of stock-based awards (including, awards of restricted stock units, performance awards, or other stock or cash awards), the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from a participant’s salary, wages or other remuneration in connection with the issuance or settlement of an award under the Incentive Plan or for any other reason required by law, the Company may withhold from the participant’s compensation, if any, or may require that the participant advance in cash to the Company, or to any affiliate of the Company which employs or employed the participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of common stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined as of the most recent practicable date prior to the date of the taxable event. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the participant may be required to advance the difference in cash to the Company or the affiliate employer. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares of common stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. The Company may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is the Company’s principal executive officer, principal financial officer, an individual who is among the three highest compensated officers for the taxable year (other than an individual who was either the Company’s principal executive officer or its principal financial officer at any time during the taxable year), or anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and may not apply to certain types of compensation, such as qualified performance-based compensation, that is payable pursuant to a written, binding contract (such as an award agreement corresponding to an award granted under the Incentive Plan) that was in place as of November 2, 2017, so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to an award granted under the Incentive Plan on or before November 2, 2017, and if the Company determines that Section 162(m) of the Code is applicable to any such awards, the Company intends that the terms of those awards will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Interest of Directors and Executive Officers. All members of the Board of Directors and all executive officers of the Company are eligible for awards under the Incentive Plan and thus, have a personal interest in the approval of the 2018 Amendment.

Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Incentive Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Administrator.

On April 11, 2018, the fair market value of a share of common stock of the Company was $0.488.

Effect of Approval of the Reverse Stock Split Proposal (Proposal 4)

If stockholders approve the proposal to approve the Reverse Stock Split (as defined below) (Proposal 4), which would authorize the Board, in its discretion, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of 1-for-4 to 1-for-10, such ratio to be determined by the board of directors in its discretion and set forth in a public announcement, then, effective upon the Reverse Stock Split, the 7,403,325 shares proposed to be added by the 2018 Amendment would be proportionately reduced to between 740,333 and 1,850,831 shares, and the total shares authorized under the Incentive Plan would be reduced to between 1,250,000 and 3,125,000 shares.

Vote Required

The proposal to approve the 2018 Amendment to the Incentive Plan requires the affirmative vote of the majority of the shares present cast for or against the proposal.

The Board of Directors recommends that stockholders vote FOR approval of the

2018 Amendment to the Incentive Plan.

PROPOSALS 3, 4 AND 5

BACKGROUND

Our Board has unanimously approved a series of alternate amendments to our Amended and Restated Certificate of Incorporation, each of which would:

•	effect an increase in the total number of authorized shares of our common stock (the “Authorized Share Increase”) from 100,000,000 to 200,000,000;

•	effect a reverse stock split (the “Reverse Stock Split”) of all issued and outstanding shares of our common stock, at a ratio ranging from one-for-four (1:4) to one-for-ten (1:10), inclusive; and

•	effect a reduction in the total number of authorized shares of our common stock (the “Authorized Shares Reduction”) from 200,000,000 to 100,000,000, if, and only if, Proposal 3 and Proposal 4 are approved and implemented.

As of the date hereof, the Company’s current number of authorized but unissued shares of common stock is insufficient to cover shares issuable upon exercise of currently outstanding options and warrants and shares issuable under our equity incentive plans. In addition, our common stock is currently listed on the NASDAQ Capital Market under the symbol “PULM.” The continued listing requirements of the NASDAQ Capital Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share. As of April 11, 2018, the closing price of our common stock on the NASDAQ Capital Market was $0.49 per share.

Accordingly, our Board has approved (i) the Authorized Share Increase to provide Company with appropriate flexibility to issue shares in the future on a timely basis if such need arises in connection with potential financings, equity awards, business combinations or other corporate purposes and (ii) the Reverse Stock Split to ensure that our common stock remains above the required closing bid price for continued listing on the NASDAQ Capital Market. Our Board has recommended that each such proposal be presented for stockholder approval at the Annual Meeting.

The Authorized Share Increase would increase the total number of authorized shares of common stock available for issuance upon exercise of currently outstanding options and warrants and shares issuable under our equity incentive plans and provide Company with appropriate flexibility to issue shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. The Reverse Stock Split would result in a decrease in the number of issued and outstanding shares of our common stock, which should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the required price for continued listing on the NASDAQ Capital Market of $1.00 per share.

To the extent stockholder approval of both Proposal 3 and Proposal 4 is obtained, and should we implement both of such proposals, the increase in our outstanding shares resulting from the Authorized Share Increase and the decrease in the number of shares outstanding as a result of the Reverse Stock Split may result in what some stockholders might view as an unreasonably high number of authorized shares of common stock that are unissued or reserved for issuance following the Authorized Share Increase and Reverse Stock Split. Accordingly, our Board has adopted and is recommending that our stockholders approve the Authorized Shares Reduction (Proposal 5). If Proposal 5 is also approved by our stockholders, the Authorized Shares Reduction would reduce the total number of authorized shares of our common stock from 200,000,000 to 100,000,000.

Our stockholders are being asked to approve these proposed amendments pursuant to Proposals 3, 4 and 5, and to grant authorization to our Board, to determine, at its option, whether to implement the Authorized Share Increase, the Reverse Stock Split, including its specific timing and ratio, and if (and only if) both the Authorized Share Increase and the Reverse Stock Split are implemented, to implement the Authorized Shares Reduction. The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by our Board following the 2018 Annual Meeting and prior to the date of our 2019 Annual Meeting of Stockholders. Our Board has unanimously recommended that these proposed amendments be presented to our stockholders for approval.

Should we receive the required stockholder approvals for Proposal 3 or 4, our Board will have the sole authority to elect, at any time on or prior to the date of our 2019 Annual Meeting of Stockholders, and without the need for any further action on the part of our stockholders: (1) whether to effect the Authorized Share Increase and (2) whether to effect a Reverse Stock Split, and if so, the number of whole shares of our common stock, between and including four and ten, that will be combined into one share of our common stock. The approval and implementation of Proposals 3 and 4 are not contingent on each other in any respect.

The implementation of Proposal 5 is expressly conditioned upon the approval and implementation of each of Proposal 3 and Proposal 4; if either of Proposal 3 or Proposal 4 is not approved or implemented, then Proposal 5 will not be implemented. If we receive the required stockholder approval for Proposal 3 and/or Proposal 4 but do not receive the required stockholder approval for Proposal 5, then our Board will retain the ability to implement the Authorized Share Increase and/or a Reverse Stock Split, as applicable. Although implementation of Proposal 5 is contingent on the approval and implementation of Proposals 3 and 4, implementation of Proposal 5 remains at the discretion of our Board and we are not required to implement Proposal 5 even if we have implemented Proposals 3 and 4.

Notwithstanding approval of Proposals 3, 4 or 5 by our stockholders, our Board may, at its sole option, abandon one or more of such proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect one or more of such proposals, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware. If our Board of Directors does not implement the Authorized Share Increase or the Reverse Stock Split on or prior to the date of our 2019 Annual Meeting of Stockholders, the Authorized Shares Reduction will not be implemented and stockholder approval would again be required prior to implementing any of the Authorized Share Increase, Reverse Stock Split or Authorized Shares Reduction.

By approving Proposals 3, 4 and 5, our stockholders will: (a) approve a series of amendments to our Amended and Restated Certificate of Incorporation pursuant to which (i) the total number of authorized shares of our common stock would be increased from 100,000,000 to 200,000,000, (ii) any whole number of outstanding shares of common stock between and including four (4) and ten (10) could be combined into one share of common stock and (ii) the total number of authorized shares of our common stock would be reduced from 200,000,000 to 100,000,000; and (b) authorize our Board of Directors to file such amendments, as determined by the Board at its sole option, and to abandon each amendment not selected by the Board. Our Board of Directors may also elect to abandon some, none or all of the proposes amendments in its sole discretion.

PROPOSAL 3: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The Board is seeking the approval of our stockholders of an amendment to our Amended and Restated Certificate of Incorporation of the Company (the “Amendment”) to effect the Authorized Share Increase, which was approved by the Board on April 12, 2018, subject to stockholder approval. Approval of this proposal will grant the Board the authority, without further action by the stockholders to carry out the Authorized Share Increase any time prior to the annual meeting of stockholders in 2019. The Amendment will not change the number of authorized shares of preferred stock, which currently consists of 500,000 shares of preferred stock. The full text of the proposed Amendment is attached to this Proxy Statement as Annex C.

The additional shares of common stock authorized for issuance by the Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Our common stock has no preemptive rights to purchase common stock or other securities.

Purposes and Effects of the Amendment

The proposed increase in the authorized number of shares of common stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of common stock for future use. The Company’s current number of authorized but unissued shares of common stock is insufficient to cover shares issuable upon exercise of currently outstanding options and warrants and shares reserved for issuance under our equity incentive plans. As a result of the foregoing, the Company’s authorized shares of common stock available for future issuance in connection with potential financing transactions, business combinations and other general corporate purposes will be limited if the Amendment is not approved.

Except as described above and to accommodate the proposed additional shares of our common stock to authorized and reserved for future equity awards under the Incentive Plan if Proposal 2 is also approved by our stockholders, there are no other immediate plans, arrangements, commitments or understandings to issue any of the additional shares of common stock which would be authorized by the proposed Amendment.

The Board is recommending the proposed increase in the authorized number of shares of common stock primarily to provide the Company with appropriate flexibility to issue shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. Approval of the proposed Amendment will also enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting.

If the Amendment is approved and the Board decides to effect the Authorized Share Increase, unless otherwise required by applicable law or stock exchange rules, the Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including raising capital, providing equity incentives to employees, officers, directors, consultants and/or advisors, establishing strategic relationships with other companies, expanding our business through the acquisition of other businesses, products or technologies, and other purposes.

The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock or securities convertible into our common stock may occur at times or under circumstances that could result in a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of the present holders of our common stock, none of whom have preemptive rights to subscribe for additional shares that we may issue.

Potential Anti-Takeover Effect

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our Board in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders.

In addition to the proposed Amendment, our Amended and Restated Certificate of Incorporation and Bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our Board and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.

The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Amendment to increase the number of authorized shares is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Effective Time

If this proposal is approved and our Board determines to effect the Authorized Share Increase, we will file the proposed certificate of amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Authorized Share Increase will become effective at the time the certificate of amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of Delaware and becomes effective, with the exact timing to be determined at the discretion of our Board.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Authorized Share Increase.

Reservation of Right to Delay the Filing of, or Abandon, the Authorized Share Increase

The Board reserves the authority to decide, in its sole discretion, to delay or abandon the Authorized Share Increase after the stockholder vote and before the effectiveness of the Authorized Share Increase if it determines that the Authorized Share Increase is no longer in the best interests of the Company and its stockholders.

The Board will also consider whether the Reverse Stock Split (as defined below) (see Proposal 4 below) is approved and implemented in determining whether to effect the Authorized Share Increase. The Board may determine to implement the Authorized Share Increase only, the Reverse Stock Split only, neither or both.

Vote Required

The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on such proposal is required for the approval of the proposed Amendment.

The Board recommends a vote FOR approval of the Amendment to effect the Authorized Share Increase.

PROPOSAL 4: APPROVAL OF A REVERSE STOCK SPLIT OF OUR COMMON STOCK

General

Our Board of Directors has adopted and is recommending that our stockholders approve an amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. On April 12, 2018 the Board, unanimously adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval an amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split with a ratio in the range of 1-for-4 and 1-for-10, inclusive, such ratio to be determined by the Board in its discretion prior to the annual meeting of the Company’s stockholders in 2019, with respect to the issued and outstanding common stock of the Company. Approval of this proposal will grant the Board the authority, without further action by the stockholders, to carry out the Reverse Stock Split any time prior to the annual meeting of stockholders in 2019, with the exact exchange ratio and timing to be determined at the discretion of the Board and set forth in a public announcement. Even if our stockholders approve this proposal, our Board may determine in its discretion not to effect the Reverse Stock Split and to abandon any amendment to the Certificate of Incorporation to implement the Reverse Stock Split prior to the time the certificate of amendment to our Amended and Restated Certificate of Incorporation is filed and becomes effective.

If approved, this proposal would approve the amendment to the Amended and Restated Certificate of Incorporation set forth in Annex C solely to the extent such amendment relates to the Reverse Stock Split. Stockholders are urged to carefully read Annex D.

Background

Our common stock is currently listed on the NASDAQ Capital Market under the symbol “PULM.” The continued listing requirements of the NASDAQ Capital Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share. On April 11, 2018, the closing price of our common stock on the NASDAQ Capital Market was $0.49 per share. A decrease in the number of issued and outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that our per share market price of our common stock remains above the required price. However, we cannot provide any assurance that our closing bid price would remain over the minimum bid price requirement of the NASDAQ Capital Market following the Reverse Stock Split. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the NASDAQ Capital Market. Accordingly, our Board approved the Reverse Stock Split in order to help ensure that the share price of our common stock meets the continued listing requirements of the NASDAQ Capital Market.

Effective Time

If this proposal is approved and our Board determines to effect the Reverse Stock Split, we will file the proposed certificate of amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective at the time the certificate of amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of Delaware and becomes effective, with the exact timing to be determined at the discretion of our Board.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the annual meeting of stockholders in 2019, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the amendment to our Certificate of Incorporation to effect the Reverse Stock Split will be abandoned.

Reasons for the Reverse Stock Split

The principal purpose of the Reverse Stock Split is to decrease the total number of shares of common stock outstanding and proportionately increase the market price of the common stock above $1.00 per share in order to meet the continuing listing requirements of the NASDAQ Capital Market. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the NASDAQ Capital Market. Accordingly, our Board has approved the Reverse Stock Split in order to help ensure that the share price of our common stock meets the continued listing requirements of the NASDAQ Capital Market.

Board Discretion to Implement the Reverse Stock Split

Our Board believes that stockholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

If stockholders approve this proposal, the Board would carry out a reverse stock split only upon the Board’ determination that a reverse stock split would be in the best interests of our stockholders at that time. The Board would then set the ratio for the Reverse Stock Split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, the Board may consider numerous factors including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on the NASDAQ Capital Market;

•	our capitalization (including the number of shares of common stock issued and outstanding);

•	the then-prevailing trading price for our common stock and the volume level thereof; and

•	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

Our Board intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split described above.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, stockholders should consider the following risks associated with effecting the Reverse Stock Split:

•	Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if effected, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•	Even if our stockholders approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the NASDAQ Capital Market.

•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•	Although our Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and effected with respect to the issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

The principal effects of a Reverse Stock Split will be that:

•	each four-to-ten shares of our common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of our common stock;

•	no fractional shares of common stock will be issued in connection with any Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will be rounded up to the next whole share as explained more fully below;

•	based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants (if any), which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

•	the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

Effect on Equity Compensation Plans and Outstanding Options and Warrants

If the Reverse Stock Split is approved and effected, the total number of shares of common stock authorized for issuance under the Incentive Plan would be reduced in proportion to the ratio selected by our board of directors. As of April 11, 2018, there were a total of 5,096,675 shares of common stock authorized for issuance pursuant to awards under the Incentive Plan, of which 1,359,051 shares remained available for future awards, and following the Reverse Stock Split, if any, such amount would be reduced to between 509,668 and 1,274,169 shares, of which between 125,905 and 339,763 shares would be available for future awards under the Plans.

Under the terms of our outstanding equity awards, options and warrants, the proposed Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards, options and warrants in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards, options and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards, options and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plans, which may include rounding the number of shares of common stock issuable down to the nearest whole share, with no cash payment being made in respect of such rounding, and the exercise or purchase price of such equity awards, options and warrants rounded up to the nearest whole cent, in each case in compliance with the requirements of Sections 424 and 409A of the Code, as applicable, and the Treasury Regulations issued thereunder.

In connection with our underwritten public offering of common stock and warrants that closed on April 3, 2018 (the “Offering”), we (i) entered into waiver agreements with certain shareholders in which such shareholders contractually waived their right to exercise outstanding warrants to purchase an aggregate of 2,764,640 shares of common stock and (ii) amended option agreements to purchase an aggregate of 593,308 shares of common stock with certain executive officers pursuant to which such executive officers may not convert such options into common stock. The foregoing restrictions with respect to conversion of warrants and options will expire on the date in which the Company amends its Amended and Restated Certificate of Incorporation to increase the number of authorized shares thereunder. In addition, we also moved all shares reserved for future issuance under the Incentive Plan into the general pool of common stock available for issuance.

The following table contains approximate information relating to our common stock immediately following the Reverse Stock Split under certain possible exchange ratios, based on the number of shares outstanding as of April 11, 2018. The table below assumes that both Proposal 2 and Proposal 3 are approved by our stockholders and implemented by our Board, such that the restrictions in the paragraph above with respect to conversion of warrants and options are lifted and the maximum number of shares will be reserved for issuance in connection with future awards under our equity compensation plans:

	April 11, 2018	1-for-4	1-for-6	1-for-8	1-for-10
Number of outstanding shares of common stock	40,240,160	10,060,040	6,706,693	5,030,020	4,024,016
Number of shares of common stock reserved for issuance upon exercise of outstanding stock options and warrants *	62,967,788	15,743,947	10,494,631	7,870,974	6,296,779
Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans **	8,762,376	2,190,584	1,460,396	1,095,297	876,238
Number of shares of common stock reserved for settlement of term loan	85,251	21,313	14,209	10,656	8,525
Number of authorized and unreserved shares of common stock not outstanding	87,944,425	171,986,106	181,324,071	185,993,053	188,794,442

*	Assumes the approval of Proposal 3 and the implementation of the Authorized Share Increase.
**	Assumes the approval of Proposal 2 and the implementation of the 2018 Amendment to the Incentive Plan.

Potential Anti-Takeover Effect

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to takeover or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, the Amended and Restated Certificate and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the Board and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and any Reverse Stock Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Accounting Matters

The Reverse Stock Split will not affect the par value per share of common stock, which will remain unchanged at $0.0001 per share. As a result of the Reverse Stock Split, at the effective time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

No fractional shares will be issued. The Board has determined to issue, in exchange for the consideration to the Company specified in the resolutions of the Board, that number of fractions of a share to ensure that any fractional share resulting from the Reverse Stock Split will be rounded up to the next whole share.

No Dissenters’ or Appraisal Rights

Under the DGCL, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Reservation of Right to Delay the Filing of, or Abandon, the Reverse Stock Split

The Board reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after the stockholder vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

The Board will also consider whether the Authorized Share Increase (see Proposal 3 above) is approved and implemented in determining whether to effect the Reverse Stock Split. The Board may determine to implement the Authorized Share Increase only, the Reverse Stock Split only, neither or both.

No Going Private transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e–3 of the Securities Exchange Act of 1934, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

U.S. Federal Income Tax Considerations

The following is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion is a summary for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) U.S. stockholders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; or (xii) U.S. expatriates.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as the U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below and that a court would not sustain any such challenge. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered, and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Taxation of the Company.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required for Approval

Approval of this Proposal 4 requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Annual Meeting.

The Board recommends that you vote “FOR” the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

PROPOSAL 5: APPROVAL OF REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board has adopted and is recommending that our stockholders approve a series amendments to our Amended and Restated Certificate of Incorporation to effect the Authorized Shares Reduction, which was approved by the Board on April 12, 2018, subject to stockholder approval. The Authorized Shares Reduction will not change the number of authorized shares of preferred stock, which currently consists of 500,000 shares of preferred stock. The text of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation, which we refer to as the Certificate of Amendment, is attached hereto as Annex E.

The implementation of this Proposal 5 is expressly conditioned upon the approval and implementation of each of Proposal 3 and Proposal 4; if either of Proposal 3 or Proposal 4 is not approved and implemented, then this Proposal 5 will not be implemented. Accordingly, if we do not receive the required stockholder approval for either of Proposal 3 or Proposal 4 or the Authorized Share Increase or Reverse Stock Split is not otherwise implemented on or prior to the date of our 2019 Annual Meeting of Stockholders, then we will not implement the Authorized Shares Reduction. If we receive the required stockholder approval for Proposal 3 and/or Proposal 4 but do not receive the required stockholder approval for Proposal 5, then our Board will nonetheless retain the ability to implement the Authorized Share Increase and/or the Reverse Stock Split and, if so effected, the total number of authorized shares of our common stock would not be reduced.

Reasons for the Authorized Shares Reduction; Certain Risks

As a matter of Delaware law, the implementation of the Authorized Share Increase and Reverse Stock Split do not require a reduction in the total number of authorized shares of our common stock. However, if Proposals 3, 4 and 5 are approved by our stockholders and the Authorized Share Increase and Reverse Stock Split are implemented, our Board has the discretion to reduce the authorized number of shares of our common stock according to the schedule set forth under “Effects of Authorized Shares Reduction” below. The reduction in the authorized number of shares of common stock will not be proportionate to the Reverse Stock Split ratio, though, so the practical effect of any Reverse Stock Split and the corresponding Authorized Shares Reduction would be to increase the number of authorized shares of our common stock.

The Authorized Shares Reduction was designed so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of common stock that are unissued or reserved for issuance following the Authorized Share Increase and Reverse Stock Split.

Effects of Authorized Shares Reduction

Because the Authorized Shares Reduction is contingent upon the implementation of both the Authorized Share Increase and the Reverse Stock Split, the principal effect of the Authorized Shares Reduction will be that the number of authorized shares of our common stock will be reduced from 200,000,000 to 100,000,000. The Authorized Shares Reduction would not have any effect on the rights of existing stockholders, and the par value of the common stock would remain unchanged at $0.0001 per share. The table below shows how the Reverse Stock Split ratio selected by the Board will determine the corresponding Authorized Shares Reduction if this Proposal 5 is approved and both the Authorized Share Increase and the Reverse Stock Split is implemented:

If this Proposal 5 is not approved, but Proposal 4 is approved and the Reverse Stock Split is implemented, then the authorized number of shares of our common stock would remain unchanged at 100,000,000 (or 200,000,000 if Proposal 3 is approved and the Authorized Share Increase is effected) following the Reverse Stock Split. For additional information regarding the effects of a Reverse Stock Split, see “Effects of Reverse Stock Split” in Proposal 4.

Effective Date; Conditionality

The proposed Authorized Shares Reduction would become effective at 5:00 p.m., Eastern time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment.

Our Board intends to proceed with the Authorized Shares Reduction only if and when both the Authorized Share Increase and the Reverse Stock Split is implemented. Accordingly, should we not receive the required stockholder approval for Proposal 3 or Proposal 4 or the Authorized Share Increase or Reverse Stock Split is not otherwise implemented on or prior to the date of our 2019 Annual Meeting of Stockholders, then we will not implement the Authorized Shares Reduction even if this Proposal 5 is approved. In this regard, the implementation of Proposal 5 is expressly conditioned upon the approval and implementation of both of Proposal 3 and Proposal 4; if either Proposal 3 or Proposal 4 is not approved and implemented, then Proposal 5 will not be implemented. If we receive the required stockholder approval for Proposal 3 and/or Proposal 4 but do not receive the required stockholder approval for Proposal 5, then our Board of Directors will nonetheless retain the option to implement a the Authorized Share Increase and/or Reverse Stock Split, as applicable.

Reservation of Right to Delay the Filing of, or Abandon, the Authorized Shares Reduction

The Board reserves the authority to decide, in its sole discretion, to delay or abandon the Authorized Shares Reduction after the stockholder vote and before the effectiveness of the Authorized Shares Reduction if it determines that the Authorized Shares Reduction is no longer in the best interests of the Company and its stockholders.

The Board may determine to implement the Authorized Share Increase only, the Reverse Stock Split only, neither or both, but the Board may not implement the Authorized Shares Increase unless both of the Authorized Share Increase and the Reverse Stock Split have been implemented.

Required Vote

Stockholder approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Annual Meeting.

The Board recommends that you vote “FOR” the amendment to our Amended and Restated Certificate of Incorporation to effect the Authorized Share Reduction.

PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 FISCAL YEAR

The Audit Committee of the Board has selected Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Marcum LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Marcum LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares present cast for or against the proposal is required to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends that you vote “FOR” the ratification of Marcum LLP as our independent registered public accounting firm for the 2018 fiscal year.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2019 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than December 31, 2018, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our corporate offices at 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421, Attn: Secretary.

Stockholders wishing to nominate a director or submit proposals to be presented directly at the 2019 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421 no earlier than [●], 2019 and no later than the close of business on [●], 2019. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice provisions in the Bylaws, subject to applicable rules of the SEC.

A copy of our 2017 Annual Report on Form 10-K, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Pulmatrix, Inc., Attention: Investor Relations, 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421.

Annex A

FIRST AMENDMENT

TO THE PULMATRIX, INC. AMENDED AND RESTATED 2013 EMPLOYEE, DIRECTOR AND

CONSULTANT EQUITY INCENTIVE PLAN

This FIRST AMENDMENT TO THE PULMATRIX, INC. AMENDED AND RESTATED 2013 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN (this “Amendment”), dated as of             , 2018, is made and entered into by Pulmatrix, Inc., a Delaware corporation (the “Company”), subject to approval by the Company’s stockholders. Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan (the “Incentive Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Incentive Plan in order to attract and retain the services of key employees, consultants, and directors of the Company and its affiliates;

WHEREAS, Section 32 of the Incentive Plan permits the Board of Directors of the Company (the “Board”) to amend the Incentive Plan;

WHEREAS, upon the adoption of the Incentive Plan, subject to adjustment, the Company initially reserved a total of 6,853,319 shares of its Common Stock to be issued pursuant to awards under the Incentive Plan;

WHEREAS, on June 15, 2015, the Company effected a 1-for-2.5 reverse stock split of its issued and outstanding Common Stock such that, after giving effect to the reverse stock split and other adjustments, there were 2,713,261 shares of Common Stock initially reserved for issuance under the Incentive Plan;

WHEREAS, in accordance with the “evergreen” provision in the Incentive Plan, the number of shares of Common Stock reserved for issuance under the Incentive Plan was automatically increased on January 1, 2016, January 1, 2017, and January 1, 2018 by 737,288 shares, 742,526 shares, and 903,600 shares, respectively, for a total of 5,096,675 shares reserved for issuance under the Incentive Plan;

WHEREAS, the Board desires to amend the Incentive Plan to (i) increase the aggregate number of shares of Common Stock that are reserved and may be delivered pursuant to awards under the Incentive Plan by an additional 7,403,325 shares, for an aggregate maximum total of 12,500,000 shares available under the Incentive Plan (on a post-split basis), and (ii) modify the Incentive Plan’s evergreen provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under the Incentive Plan will automatically increase by 5% of the number of outstanding shares of Common Stock on such date; and

WHEREAS, as of the date hereof, the Board resolved that this Amendment be adopted and that the Incentive Plan be amended as set forth herein.

NOW, THEREFORE, in accordance with Section 32 of the Incentive Plan, and subject to the approval of the Company’s stockholders, the Company hereby amends the Incentive Plan, effective as of the date hereof, as follows:

1. Section 3 of the Incentive Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 3:

A-1

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 12,500,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan. ISOs may be issued for up to 12,500,000 Shares issuable pursuant to this Plan.1

(b) Notwithstanding Subparagraph (a) above, on the first day of each calendar year of the Company during the period beginning in calendar year 2019, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to 5% of the number of outstanding shares of Common Stock on such date.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued, and any Stock Appreciation Right to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

2. Except as expressly amended by this Amendment, the Incentive Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * * * *

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

PULMATRIX, INC.

By:
Name:
Title:

[1]	The numbers contained in this Section 3(a) reflect the adjustments made to the Plan to give effect to the Company’s 1-for-2.5 reverse stock split of its issued and outstanding Shares that occurred on June 15, 2015.

A-2

Annex B

PULMATRIX, INC .

AMENDED AND RESTATED 2013 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this PULMATRIX, INC. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, which members shall be non-employee directors as defined in Rule 16b-3 of the Exchange Act and outside directors as defined in Section 162(m) of the Code.

Common Stock means shares of the Company’s common stock, $0.0001 par value per share.

Company means Pulmatrix, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1)     If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)     If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)     If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance

Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

Plan means this Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan.

RSU or Restricted Stock Unit means the grant of a contingent entitlement to receive shares of Common Stock based on the attainment of performance or time based vesting criteria, which for purposes of the Plan shall be a type of Stock-Based Award.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Appreciation Right means the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise) over the purchase price of a share of Common Stock on the date a stock appreciation right is granted.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Grant means a grant by the Company of Shares under the Plan which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a)     The number of Shares which may be issued from time to time pursuant to this Plan shall be 6,853,319, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan. ISOs may be issued for up to 100% of the Shares issuable pursuant to this Plan.

(b)     Notwithstanding Subparagraph (a) above, on the first day of each calendar year of the Company during the period beginning in calendar year 2016, and ending on the second day of calendar year 2023, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 2,259,000 shares of our Common Stock or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan; (ii) 5% of the number of outstanding shares of Common Stock on such date; or (iii) an amount determined by the Board.

(c)     If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued, and any Stock Appreciation Right to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)     Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)     Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)     Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 2,000,000 Shares be granted to any Participant in any fiscal year;

(d)     Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

(e)     Amend any term or condition of any outstanding Stock Right, including, without limitation, accelerate the vesting schedule or extend the expiration date, provided that (i) the exercise or purchase price of any Stock Right may not be reduced without prior stockholder approval; (ii) such term or condition as amended is permitted by the Plan; (iii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iv) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code; and

(f)     Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code;

(g)     Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)     Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Vesting Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)	Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)     ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)     Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b)     Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)     Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Notwithstanding the foregoing, each Stock Appreciation Right shall (i) have an exercise price which shall not be less than the Fair Market Value per Share of Common Stock and (ii) terminate not more than ten years from the date of the grant or at such earlier time as the Agreement therefor may provide.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	PERFORMANCE BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25%

of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this paragraph shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this paragraph.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)     A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)     Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)     The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)     Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)     A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f)     Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a)     All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b)     Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a)     A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b)     A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c)     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a)     In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b)     If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a)     All Shares subject to any Stock Grant whether or not then subject to forfeiture or repurchase shall be immediately subject to repurchase by the Company at par value and all Stock-Based Awards shall be forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b)     Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a)     The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)     At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a)     Stock Dividends and Stock Splits . If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a), 3(b) and

4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

(b)     Corporate Transactions . If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c)     Recapitalization or Reorganization . In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)     Adjustments to Stock-Based Awards . Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e)     Modification of Options . Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

(f)     Modification of Performance-Based Awards . Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISO s INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISO s.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.	CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

36.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Annex C

FORM OF CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PULMATRIX, INC.

Pulmatrix, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on September 25, 2013 (the “Original Certificate”) under the original name Ruthigen, Inc. The Certificate was subsequently amended and restated on June 15, 2015 (the “Certificate of Incorporation”).

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	The Certificate of Incorporation is hereby amended by deleting paragraph A of ARTICLE FOURTH in its entirety and inserting the following in lieu thereof:

“A. Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 200,500,000 shares, consisting of 200,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 500,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.”

4.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Pulmatrix, Inc., has caused this Certificate to be executed by its duly authorized officer on this         day of             , 20[●].

PULMATRIX, INC.

By:
Name:
Title:

C-1

Annex D

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PULMATRIX, INC.

If the Proposal 4 is approved and the Reverse Stock Split is implemented, the Amended and Restated Certificate of Incorporation of Pulmatrix, Inc. will be amended by deleting paragraph D of ARTICLE FOURTH in its entirety and inserting the following (in the form below) in lieu thereof :

“D. Reverse Stock Split.

Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as (without any further act) into a smaller number of shares such that each four (4) to ten (10) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.0001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the board of directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

D-1

Annex E

FORM OF CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PULMATRIX, INC.

Pulmatrix, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on September 25, 2013 (the “Original Certificate”) under the original name Ruthigen, Inc. The Certificate was subsequently amended and restated on June 15, 2015 (the “Certificate of Incorporation”).

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	The Certificate of Incorporation is hereby amended by deleting paragraph A of ARTICLE FOURTH in its entirety and inserting the following in lieu thereof:

“A. Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 100,500,000 shares, consisting of 100,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 500,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.”

4.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

E-1

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Pulmatrix, Inc., has caused this Certificate to be executed by its duly authorized officer on this          day of             , 20[●].

PULMATRIX, INC.

By:
Name:
Title:

E-2

ANNUAL MEETING OF PULMATRIX, INC.

Date:	Tuesday, June 5, 2018
Time:	12:00 P.M. (Eastern Time)
Place:	99 Hayden Avenue, Suite 390, Lexington Massachusetts 02421

Please make your marks like this:    ☒  Use dark black pencil or pen only

The Board of Directors Recommends a Vote FOR each of the director nominees listed in proposal 1; FOR proposal 2; FOR proposal 3; FOR proposal 4; FOR proposal 5; and FOR proposal 6.

1:	To elect three (3) directors to the Board to serve as Class I directors until the annual meeting of stockholders in 2021 or until their respective successors are elected and qualified.
Nominees:
01 Steven Gillis, Ph.D.
02 Terrance G. McGuire
03 Amit D. Munshi

Vote For All Nominees	Withhold Vote From All Nominees	Vote For All Except
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Vote For All Except” box and write the number(s) in the space provided to the right.

		For	Against	Abstain
2:	A proposal to amend the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan to (i) increase the total number of shares of common stock authorized for issuance under such plan from 5,096,675 to 12,500,000 shares and (ii) modify such plan’s “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under such plan will automatically increase by 5% of the number of outstanding shares of common stock on such date.	☐	☐	☐
		For	Against	Abstain
3:	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares.	☐	☐	☐
		For	Against	Abstain
4:	A proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2019, to amend the Amended and Restated Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-4 to 1-for-10, such ratio to be determined by the board of directors and included in a public announcement.	☐	☐	☐
		For	Against	Abstain
5:	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to effect, if and only if Proposal 3 and Proposal 4 are both approved and implemented, a reduction in the total number of authorized shares from 200,000,000 to 100,000,000.	☐	☐	☐
		For	Against	Abstain
6:	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the 2018 fiscal year.	☐	☐	☐
		For	Against	Abstain
7:	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.	☐	☐	☐

	To attend the meeting and vote your shares in person, please mark this box.	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Please separate carefully at the perforation and return just this portion in the envelope provided.

Annual Meeting of Pulmatrix, Inc.

to be held on Tuesday, June 5, 2018

for Holders as of April 6, 2018

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE

Go To	Call
www.proxypush.com/pulm	866-243-5096

•	Cast your vote online 24 hours a day/7 days a week.	OR	•	Use any touch-tone telephone toll-free 24 hours a day/7 days a week.
•	Have your Proxy Card/Voting Instructions Form ready.	MAIL	• •	Have your Proxy Card/Voting Instruction Form ready. Follow the simple recorded instructions.vm
•	View Meeting Documents.

OR	•	Mark, sign and date your Proxy Card/Voting Instruction Form.
	•	Detach your Proxy Card/Voting Instruction Form.
	•	Return your Proxy Card/Voting Instruction Form in the
postage-paid envelope provided.

The undersigned hereby appoints Robert W. Clarke, Ph.D. and William E. Duke, Jr., and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Pulmatrix, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 5, AND 6. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

All votes must be received by 5:00 P.M., Eastern Time, June 4, 2018.

PROXY TABULATOR FOR PULMATRIX, INC. c/o MEDIANT COMMUNICATIONS P.O. BOX 8016 CARY, NC 27512-9903

EVENT # CLIENT #